UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                          CERTIFIED SHAREHOLDER REPORT
                                       OF
                   REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-5628

Name of Registrant: Vanguard Malvern Funds

Address of Registrant: P.O. Box 2600
                       Valley Forge, PA 19482

Name and address of agent for service:      R. Gregory Barton, Esquire
                                            P.O. Box 876
                                            Valley Forge, PA 19482

Registrant's telephone number, including area code: (610) 669-1000

Date of fiscal year end:  September 30

Date of reporting period:  October 1, 2003 - March 31, 2004

Item 1: Reports to Shareholders

VANGUARD(R)ASSET ALLOCATION FUND
March 31, 2004

[GRAPHIC]


SEMIANNUAL REPORT
THE VANGUARD GROUP(R) [LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain ONLY of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

1    LETTER FROM THE CHAIRMAN
5    REPORT FROM THE ADVISOR
8    FUND PROFILE
10   GLOSSARY OF INVESTMENT TERMS
12   PERFORMANCE SUMMARY
13   ABOUT YOUR FUND'S EXPENSES
15   FINANCIAL STATEMENTS
29   ADVANTAGES OF VANGUARD.COM
--------------------------------------------------------------------------------
SUMMARY

- Vanguard Asset Allocation Fund benefited from its high allocation to stocks as stock prices continued to rise, and the fund outpaced its peer group and benchmark index.
- The fund made two 10-percentage-point changes in its stock/bond allocation during the six months.
- As in 2003, small-cap stocks outperformed large-caps, and lower-quality bonds outperformed higher-quality issues.
--------------------------------------------------------------------------------

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

LETTER FROM THE CHAIRMAN

Fellow Shareholder,

During the first half of the 2004 fiscal year, the Investor Shares of Vanguard Asset Allocation Fund returned 12.7%, benefiting from the fund's aggressive allocation to stocks. The Admiral Shares gained 12.8%.

[Pictures of John J. Brennan]

-----------------------------------------------------------
TOTAL RETURNS                              SIX MONTHS ENDED
                                             MARCH 31, 2004
-----------------------------------------------------------
VANGUARD ASSET ALLOCATION FUND
Investor Shares                                       12.7%
Admiral Shares                                        12.8
Asset Allocation Composite Index*                     10.6
Average Flexible Portfolio Fund**                     10.8
Wilshire 5000 Index                                   15.3
-----------------------------------------------------------
* 65% S&P 500 Index and 35% Lehman Long Treasury Index.
**Derived from data provided by Lipper Inc.

The adjacent table shows that the gains surpassed the return of your fund's primary benchmark-- a 65%/35% blend of large- capitalization stocks and long-term U.S. Treasury bonds--and the average return of "flexible portfolio" funds. The Asset Allocation Fund's returns trailed the 15.3% gain of the all-stock Wilshire 5000 Total Market Index, as stocks bested bonds during the six-month period.

The fund made limited changes to its asset allocation during the period--raising the stock allocation from 80% to 90% of assets for a little over a month, then reversing the change.

For the per-share components of your fund's six-month total returns--starting and ending net asset values, plus income distributions-- see page 4.

SMALL STOCKS LED THE WAY

The U.S. stock market's nearly yearlong rally continued through the six months ended March 31. Gains were broad-based and were especially powerful among small-cap stocks. While the overall equity market, as represented by the Wilshire 5000 Index, gained 15.3% during the fiscal half-year, the small stocks represented by the Russell 2000 Index returned
21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion.

--------------------------------------------------------------------------------
Admiral(R) Shares
A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.
--------------------------------------------------------------------------------

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor markets. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BONDS' RETURNS REFLECTED THEIR YIELDS

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point-- from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                    ----------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.4%      36.4%     -0.6%
Russell 2000 Index (Small-caps)                       21.7       63.8       9.7
Wilshire 5000 Index (Entire market)                   15.3       39.4       0.2
MSCI All Country World Index
  ex USA (International)                              22.8       59.9       2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            3.0%       5.4%      7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                            3.1        5.9       6.0
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.2%       1.7%      2.6%
--------------------------------------------------------------------------------
*Annualized.

 THE FUND'S LARGE COMMITMENT TO STOCKS PAID OFF

The principal determinants of Vanguard Asset Allocation Fund's returns are simple: the returns from the financial markets and the fund's allocation to stocks, bonds, and cash. Setting those allocations is more complex. The fund's advisor, Mellon Capital Management, uses a quantitative model to assess the relative attractiveness of stocks, bonds, and cash, then positions the portfolio accordingly.


------------------------------------------------------------
PORTFOLIO ALLOCATION CHANGES
DATE                           STOCKS       BONDS       CASH
------------------------------------------------------------
STARTING ALLOCATION:
September 30, 2003                80%         20%         0%
October 2, 2003                   90          10          0
November 13, 2003                 80          20          0
------------------------------------------------------------

For the past few years, the advisor's model has indicated that stocks have been "cheap" relative to bonds and cash, leading the fund to overweight stocks. At times, the fund has allocated 100% of its assets to stocks. When the advisor's model indicates that stocks are "fairly valued," by contrast, the fund holds roughly 65% of its assets in stocks.

During the past six months, the fund maintained an aggressive allocation to stocks--80% of assets at the start of the period, a brief shift to 90%, and then a restoration of the initial 80% allocation. The dates and nature of these changes are presented in the table above. Overall, the emphasis on stocks has been a success. As noted earlier, stocks outperformed bonds during the six
months,  and  the  fund's  returns  exceeded  that  of  a  composite   benchmark
representing the fund's "neutral" allocation. The fund also surpassed the average return of similar funds.

THE FUND INCORPORATES OUR BEDROCK PHILOSOPHY

Vanguard has long counseled investors to diversify across and within asset classes. This approach gives you the best opportunity to capitalize on stocks' potential for long-term gain, while offering some protection-- in the form of bonds and short-term reserves--from the stock market's occasional violent downturns.

Vanguard Asset Allocation Fund starts from these basic principles, but modifies them through the use of managerial judgment about the relative value of each asset class. The fund's long-term record indicates that the combination of the basic principles of balance and diversification with the judgment of astute managers can produce exceptional risk-adjusted results. During the ten years ended March 31, for example, the fund's

Investor Shares returned an annualized 11.4%; the all-stock Standard & Poor's 500 Index returned 11.7%, but with sharper ups and downs.

The Asset Allocation Fund's dynamic approach is not for everyone, of course. At times, it can produce a portfolio that is unbalanced, as in recent years when the stock allocation has been 100%. Over time, however, the fund has delivered an effective blend of risk control and return potential.

Thank you for entrusting us with your assets.

Sincerely,

/s/John J. Brennan
JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
APRIL 13, 2004

--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                       DISTRIBUTIONS PER SHARE
                                                   -----------------------------
                                 STARTING       ENDING        INCOME     CAPITAL
                              SHARE PRICE  SHARE PRICE     DIVIDENDS       GAINS
--------------------------------------------------------------------------------
ASSET ALLOCATION FUND
Investor Shares                    $20.66       $23.10       $0.165       $0.000
Admiral Shares                      46.39        51.88        0.405        0.000
--------------------------------------------------------------------------------

REPORT FROM THE ADVISOR

During the six months ended March 31, 2004, stocks rose sharply, outperforming long-maturity bonds, as investors reacted to positive economic news. An aggressive allocation to stocks led the Asset Allocation Fund to outperform its "neutral" benchmark. The fund's Investor Shares returned 12.7%, while the Admiral Shares rose 12.8%. The 65% stocks/35% bonds benchmark returned 10.6%; its components, the S&P 500 Index and the Lehman Long Treasury Index, returned 14.1% and 4.1%, respectively.

THE INVESTMENT ENVIRONMENT

Despite stocks' impressive gains, the conditions that brought us to an overweight allocation--80% of assets to start the period, 90% for six weeks in October and November, and then back to 80% for the remainder--have not completely gone away. The markets are still not at "fair value." As you may know, we follow a disciplined process that focuses on forward-looking risk-adjusted returns. Given the equity rally, our expected return on stocks has declined, to be sure. However, our process does not look at expected returns in isolation. Instead, we evaluate each asset class individually and comparatively (adjusted for risk) and choose the asset allocation most likely to maximize long-run, risk-adjusted returns. With the S&P 500 Index around 1,130 on March 31 and corporate bond yields around 5.7% (long Treasuries around 4.8%), our tactical asset allocation (TAA) model continues to call for an 80% allocation to stocks.

================================================================================
INVESTMENT PHILOSOPHY

The advisor believes that, although the financial markets are very efficient, imbalances can be identified in the relative pricing of stocks, bonds, and money market instruments. Implicit in this approach is a belief that such imbalances occur only periodically and do not persist for long periods. The advisor attempts to identify these windows of opportunity and to structure the fund to take advantage of them.
================================================================================

Aggregate U.S. corporate fundamentals remain sound and support our equity allocation. Since our last report to you, consensus earnings forecasts for companies in the S&P 500 Index have risen, boosting our expected return from stocks. Analysts now predict annualized earnings growth of 11.5% over the next five years. While there are no guarantees, such growth appears quite attainable, given the potent monetary and fiscal stimuli currently being applied to the economy by the Federal Reserve Board and the U.S. government.

OUR SUCCESSES

     As always, our asset allocation was driven by a disciplined evaluation of the expected return on stocks relative to the expected returns on bonds and cash. For much of the period, the expected returns on stocks substantially exceeded those on the other asset classes. As part of the analysis, our TAA model took into account a compelling equity risk premium as well as solid earnings, cash-flow, and growth prospects for corporate America.

OUR SHORTFALLS

     Despite the fund's overall outperformance during the period, we lagged the composite benchmark from January to March. The underweight (20%) allocation to bonds hurt performance as bond prices rallied sharply, with the Lehman Long Treasury Index outperforming the S&P 500 Index by 3.6 percentage points during the three months.

     Our TAA model recommends underweight bond allocations only when stocks promise returns significantly higher than those anticipated from long corporate bonds. In any event, we fully expect that the markets will correct the current misvaluation before long. Furthermore, if expectations about rising economic growth rates take hold, bond yields could rise. Under such a scenario, our underweighting in bonds may well turn out to be defensive.

OUR PORTFOLIO POSITION

     In sum, there has been no change in our view that the U.S. equity market still presents a compelling opportunity. Based on our calculations, we expect the S&P 500 Index to deliver an annualized return of about 9.9% over the next ten years. (There are no guarantees, of course, and expectations are always subject to change.) Meanwhile, high-grade corporate bonds currently trade at a yield of about 5.7%. So the expected risk premium is about 4.2% per year, compared with a long-run average risk premium of 3.6%.

As we see it, the unequivocal message of our expected risk premium is that now is still a great time to be aggressive with stocks. Our asset allocation approach has worked over the long haul, and we remain confident that shareholders will be rewarded for bearing the risk of our current 80% stock allocation.

WILLIAM L. FOUSE, CFA
THOMAS F. LOEB
MELLON CAPITAL MANAGEMENT CORPORATION
APRIL 19, 2004

FUND PROFILE                                                     AS OF 3/31/2004

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on pages 10 and 11.


ASSET ALLOCATION FUND
---------------------------------------------
TOTAL FUND CHARACTERISTICS

Turnover Rate                            26%*
Expense Ratio
  Investor Shares                      0.41%*
  Admiral Shares                       0.27%*
Short-Term Reserves                       0%
---------------------------------------------

---------------------------------------------
TEN LARGEST STOCKS    (% OF EQUITY PORTFOLIO)

General Electric Co.                     3.0%
  (conglomerate)
ExxonMobil Corp.                         2.6
  (oil)
Microsoft Corp.                          2.6
  (software)
Pfizer Inc.                              2.6
  (pharmaceuticals)
Citigroup, Inc.                          2.5
  (banking)
Wal-Mart Stores, Inc.                    2.5
  (retail)
American International Group, Inc.       1.8
  (insurance)
Intel Corp.                              1.7
  (electronics)
Cisco Systems, Inc.                      1.6
  (computer hardware)
International Business Machines Corp.    1.5
  (computer hardware)
---------------------------------------------
Top Ten                                 22.4%
---------------------------------------------
Top Ten as % of Total Net Assets        14.1%
---------------------------------------------
"Ten Largest Stocks" excludes any temporary cash investments and equity index products.


---------------------------------------------------------------
TOTAL FUND VOLATILITY MEASURES

                                  COMPOSITE               BROAD
                      FUND          INDEX**    FUND      INDEX+

R-Squared             0.90             1.00    0.93        1.00
Beta                  1.36             1.00    0.81        1.00
---------------------------------------------------------------


--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF EQUITY PORTFOLIO)

                                                    COMPARATIVE            BROAD
                                            FUND        INDEX++           INDEX+
--------------------------------------------------------------------------------
Auto & Transportation                         2%             2%               3%
Consumer Discretionary                       14             14               16
Consumer Staples                              8              8                7
Financial Services                           23             23               24
Health Care                                  13             13               13
Integrated Oils                               4              4                4
Other Energy                                  2              2                3
Materials & Processing                        3              3                4
Producer Durables                             4              4                4
Technology                                   15             15               14
Utilities                                     7              7                7
Other                                         5              5                1
--------------------------------------------------------------------------------

------------------------------
FUND ASSET ALLOCATION#

BONDS                      22%
STOCKS                     78%
------------------------------




*  Annualized.
** 65% S&P 500 Index and 35% Lehman Long Treasury Index.
+  Wilshire 5000 Index.
++ S&P 500 Index.


# Actual allocation may vary slightly from target allocation because of day-to-day market fluctuations.

----------------------------------------------------------------------
EQUITY CHARACTERISTICS

                                              COMPARATIVE        BROAD
                               FUND                INDEX*      INDEX**
----------------------------------------------------------------------
Number of Stocks                502                   500        5,157
Median Market Cap            $51.1B                $51.1B       $27.1B
Price/Earnings Ratio          21.3x                 21.3x        23.7x
Price/Book Ratio               3.1x                  3.1x         3.0x
Dividend Yield                 1.7%                  1.7%         1.5%
Return on Equity              21.0%                 21.0%        15.7%
Earnings Growth Rate           8.0%                  8.0%         5.5%
Foreign Holdings               0.0%                  0.0%         0.9%
----------------------------------------------------------------------

------------------------------
EQUITY INVESTMENT FOCUS

Market Cap               Large
Style                    Blend
------------------------------

--------------------------------------------------------------------------------
FIXED INCOME CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                              FUND           INDEX+      INDEX++
--------------------------------------------------------------------------------
Number of Bonds                                 25               41        6,919
Average Coupon                                7.5%             7.5%         5.6%
Average Effective Maturity              18.1 years       18.1 years    7.3 years
Average Quality                           Treasury         Treasury          Aaa
Average Duration                        11.0 years       11.1 years    4.3 years
--------------------------------------------------------------------------------

------------------------------------
FIXED INCOME INVESTMENT FOCUS

Credit Quality       Treasuty/Agency
Average Maturity                Long
------------------------------------






*  S&P 500 Index.
** Wilshire 5000 Index.
+  Lehman Long Treasury Index.
++ Lehman Aggregate Bond Index.


Visit our website at Vanguard.com for regularly updated fund information.

GLOSSARY OF INVESTMENT TERMS

AVERAGE COUPON. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.
--------------------------------------------------------------------------------
AVERAGE DURATION. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.
--------------------------------------------------------------------------------
AVERAGE EFFECTIVE MATURITY. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund's share price will fluctuate in response to changes in market interest rates.
--------------------------------------------------------------------------------
AVERAGE QUALITY. An indicator of credit risk, this figure is the average of the ratings assigned to a fund's fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer's ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.
--------------------------------------------------------------------------------
BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------
DIVIDEND YIELD. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.
--------------------------------------------------------------------------------
EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------
EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------
FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------
MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------
PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------
R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------
RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------
SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------
TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

PERFORMANCE SUMMARY

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (For the performance data current to the most recent month-end, which may be higher or lower than that cited, visit our website at www.vanguard.com.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor's shares, when sold, could be worth more or less than their original cost. The returns in this report do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.


ASSET ALLOCATION FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) SEPTEMBER 30, 1993-MARCH 31, 2004
--------------------------------------------------------------------------------
                  ASSET ALLOCATION FUND                            COMPOSITE
                  INVESTOR SHARES                                     INDEX*
--------------------------------------------------------------------------------
FISCAL            CAPITAL          INCOME             TOTAL            TOTAL
YEAR               RETURN          RETURN            RETURN           RETURN

1994                -5.2%            3.1%             -2.1%            -1.5%
1995                23.6             5.0              28.6             27.4
1996                11.1             4.2              15.3             13.9
1997                24.7             4.7              29.4             30.4
1998                11.5             3.7              15.2             14.2
1999                10.5             4.2              14.7             14.4
2000                 7.0%            4.4%             11.4%            12.4%
2001               -16.6             3.1             -13.5            -13.8
2002               -18.5             2.1             -16.4             -8.8
2003                24.1             1.7              25.8             17.4
2004**              11.8             0.9              12.7             10.6
--------------------------------------------------------------------------------
*65% S&P 500 Index, 35% Lehman Long Treasury Index.
**Six months ended March 31, 2004.

Note: See Financial Highlights tables on pages 24 and 25 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

                                            ONE    FIVE          TEN YEARS
                                                        ------------------------
                       INCEPTION DATE      YEAR   YEARS CAPITAL  INCOME    TOTAL
--------------------------------------------------------------------------------
Asset Allocation Fund
Investor Shares             11/3/1988    33.89%   2.54%   7.84%   3.52%   11.36%
Admiral Shares              8/13/2001    34.05    3.34*     --      --       --
--------------------------------------------------------------------------------
*Return since inception.

ABOUT YOUR FUND'S EXPENSES

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $ 1,000 (for example, an $ 8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004
                              BEGINNING             ENDING              EXPENSES
                          ACCOUNT VALUE      ACCOUNT VALUE           PAID DURING
ASSET ALLOCATION FUND         9/30/2003          3/31/2004               PERIOD*
--------------------------------------------------------------------------------
ACTUAL FUND RETURN
Investor Shares                  $1,000             $1,127                 $2.23
Admiral Shares                    1,000              1,128                  1.49
HYPOTHETICAL 5% RETURN
Investor Shares                  $1,000             $1,048                 $2.15
Admiral Shares                    1,000              1,049                  1.43
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                      AVERAGE
                                                                     FLEXIBLE
                                    INVESTOR       ADMIRAL          PORTFOLIO
                                      SHARES        SHARES               FUND
--------------------------------------------------------------------------------
Asset Allocation Fund                  0.41%         0.27%             1.32%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios for the past five years, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

FINANCIAL STATEMENTS (UNAUDITED)                                 AS OF 3/31/2004

STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.), with common stocks listed in descending market-value order and bonds divided into government and industry categories. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (63.4%)(1)
--------------------------------------------------------------------------------
  General Electric Co.                                5,921,100          180,712
  ExxonMobil Corp.                                    3,807,440          158,352
  Microsoft Corp.                                     6,291,800          157,106
  Pfizer Inc.                                         4,440,464          155,638
  Citigroup, Inc.                                     2,994,761          154,829
  Wal-Mart Stores, Inc.                               2,518,200          150,311
  American International
    Group, Inc.                                       1,518,254          108,328
  Intel Corp.                                         3,786,700          102,998
* Cisco Systems, Inc.                                 4,016,800           94,475
  International Business
    Machines Corp.                                      988,400           90,775
  Johnson & Johnson                                   1,725,794           87,532
  The Procter & Gamble Co.                              754,644           79,147
  The Coca-Cola Co.                                   1,429,300           71,894
  Bank of America Corp.                                 841,388           68,136
  Altria Group, Inc.                                  1,190,600           64,828
  Verizon Communications Inc.                         1,602,932           58,571
  Merck & Co., Inc.                                   1,305,300           57,681
  Wells Fargo & Co.                                     975,810           55,299
  ChevronTexaco Corp.                                   621,858           54,587
  PepsiCo, Inc.                                       1,000,810           53,894
* Dell Inc.                                           1,497,500           50,346
  Home Depot, Inc.                                    1,336,500           49,932
  J.P. Morgan Chase & Co.                             1,183,768           49,659
  SBC Communications Inc.                             1,929,914           47,360
  United Parcel Service, Inc.                           654,200           45,689
* Time Warner, Inc.                                   2,620,700           44,185
  Eli Lilly & Co.                                       654,200           43,766
* Amgen, Inc.                                           751,072           43,690
  Fannie Mae                                            566,300           42,104
  Hewlett-Packard Co.                                 1,771,332           40,457
  Viacom Inc. Class B                                 1,024,908           40,187
  American Express Co.                                  748,535           38,812
* Comcast Corp. Class A                               1,310,975           37,678
  Abbott Laboratories                                   910,200           37,409
  3M Co.                                                455,400           37,284
* Oracle Corp.                                        3,054,700           36,687
  Wachovia Corp.                                        775,032           36,427
  Morgan Stanley                                        633,200           36,282
  Bank One Corp.                                        657,835           35,865
  Medtronic, Inc.                                       710,300           33,917
  Merrill Lynch & Co., Inc.                             564,600           33,628
  Tyco International Ltd.                             1,157,795           33,171
  U.S. Bancorp                                        1,118,777           30,934
  QUALCOMM Inc.                                         461,200           30,633
  BellSouth Corp.                                     1,075,800           29,789
  The Walt Disney Co.                                 1,184,700           29,606
  Texas Instruments, Inc.                             1,006,300           29,404
  The Goldman Sachs Group, Inc.                         281,200           29,343
  Wyeth                                                 774,000           29,064

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
  FleetBoston Financial Corp.                           620,923           27,879
  ConocoPhillips Co.                                    392,615           27,409
  Bristol-Myers Squibb Co.                            1,124,160           27,238
  United Technologies Corp.                             298,700           25,778
* eBay Inc.                                             369,900           25,645
  Lowe's Cos., Inc.                                     455,500           25,567
  Anheuser-Busch Cos., Inc.                             481,228           24,543
  E.I. du Pont de Nemours & Co.                         580,767           24,520
  Freddie Mac                                           404,600           23,896
  Target Corp.                                          530,236           23,882
  Motorola, Inc.                                      1,347,920           23,723
  UnitedHealth Group Inc.                               362,700           23,372
  Gillette Co.                                          595,700           23,292
  Washington Mutual, Inc.                               534,811           22,842
  First Data Corp.                                      534,706           22,543
  Schlumberger Ltd.                                     338,200           21,594
  Dow Chemical Co.                                      533,817           21,502
* AT&T Wireless Services Inc.                         1,571,289           21,385
  McDonald's Corp.                                      739,600           21,130
* Applied Materials, Inc.                               966,000           20,653
  MBNA Corp.                                            741,575           20,490
* Boston Scientific Corp.                               478,300           20,270
  The Boeing Co.                                        487,086           20,005
  Walgreen Co.                                          594,700           19,595
  EMC Corp.                                           1,398,324           19,031
  Kimberly-Clark Corp.                                  296,492           18,709
  Allstate Corp.                                        409,254           18,605
  Fifth Third Bancorp                                   331,312           18,345
* Yahoo! Inc.                                           377,100           18,323
  Cardinal Health, Inc.                                 260,625           17,957
  Alcoa Inc.                                            506,136           17,558
  Colgate-Palmolive Co.                                 314,600           17,335
  Honeywell International Inc.                          497,750           16,849
  Carnival Corp.                                        365,500           16,415
* Nextel Communications, Inc.                           639,700           15,820
  Caterpillar, Inc.                                     199,600           15,782
  Metropolitan Life Insurance Co.                       441,900           15,767
  General Motors Corp.                                  325,304           15,322
* Forest Laboratories, Inc.                             211,200           15,126
  Clear Channel Communications, Inc.                    355,300           15,047
  Sysco Corp.                                           378,500           14,780
  Emerson Electric Co.                                  244,400           14,645
  Automatic Data Processing, Inc.                       348,500           14,637
  Cendant Corp.                                         593,534           14,476
  Marsh & McLennan Cos., Inc.                           311,300           14,413
  Ford Motor Co.                                      1,059,708           14,380
  Prudential Financial, Inc.                            320,800           14,365
  Illinois Tool Works, Inc.                             177,700           14,079
  The Bank of New York Co., Inc.                        445,000           14,018
  Schering-Plough Corp.                                 850,900           13,802
  Gannett Co., Inc.                                     154,600           13,626
  Lehman Brothers Holdings, Inc.                        160,000           13,259
  FedEx Corp.                                           172,720           12,982
  Exelon Corp.                                          186,825           12,867
  Southern Co.                                          420,600           12,828
  National City Corp.                                   354,882           12,627
  Dominion Resources, Inc.                              188,078           12,094
  Lockheed Martin Corp.                                 264,882           12,089
  AFLAC Inc.                                            300,700           12,070
  NIKE, Inc. Class B                                    155,000           12,070
  Duke Energy Corp.                                     525,162           11,869
  International Paper Co.                               279,610           11,816
  HCA Inc.                                              290,745           11,810
  Newmont Mining Corp.(Holding Co.)                     250,846           11,697
  SunTrust Banks, Inc.                                  165,600           11,544
  Guidant Corp.                                         180,000           11,407
  The Gap, Inc.                                         513,537           11,257
  Progressive Corp. of Ohio                             126,500           11,081
  BB&T Corp.                                            313,800           11,077
  SLM Corp.                                             263,500           11,027
  Baxter International, Inc.                            348,200           10,756
* Biogen Idec Inc.                                      189,844           10,555
  Northrop Grumman Corp.                                106,745           10,506
  Waste Management, Inc.                                344,810           10,406
  Avon Products, Inc.                                   136,800           10,379
* Zimmer Holdings, Inc.                                 140,426           10,361
  The Hartford Financial
     Services Group Inc.                                162,500           10,351
  General Dynamics Corp.                                115,000           10,273
* WellPoint Health
     Networks Inc. Class A                               90,100           10,246
  Analog Devices, Inc.                                  212,100           10,183
  Stryker Corp.                                         114,500           10,137
  Countrywide Financial Corp.                           105,400           10,108
  Travelers Property
     Casualty Corp. Class B                             583,489           10,077
  State Street Corp.                                    193,200           10,072
  Golden West Financial Corp.                            89,900           10,064
  Occidental Petroleum Corp.                            217,900           10,034
  General Mills, Inc.                                   213,200            9,952
  Capital One Financial Corp.                           131,900            9,949
  Sara Lee Corp.                                        454,900            9,944
* Costco Wholesale Corp.                                263,912            9,913
* Lucent Technologies, Inc.                           2,403,671            9,879
  Best Buy Co., Inc.                                    186,500            9,646
  Deere & Co.                                           138,400            9,593
* Sprint Corp.                                          517,600            9,539
* Kohl's Corp.                                          195,200            9,434
  Harley-Davidson, Inc.                                 175,400            9,356
  Kellogg Co.                                           238,000            9,339

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
  Tribune Co.                                           182,502            9,205
  Charles Schwab Corp.                                  789,575            9,167
  PNC Financial Services Group                          165,300            9,161
* Electronic Arts Inc.                                  169,500            9,146
  International Game Technology                         201,300            9,050
  ALLTEL Corp.                                          180,500            9,005
  Computer Association International, Inc.              334,400            8,982
  AT&T Corp.                                            458,195            8,967
  Maxim Integrated Products, Inc.                       186,600            8,787
  Union Pacific Corp.                                   146,600            8,770
  Omnicom Group Inc.                                    109,000            8,747
* Apollo Group, Inc. Class A                            100,600            8,663
* Corning, Inc.                                         774,100            8,655
  The McGraw-Hill Cos., Inc.                            112,800            8,589
* Agilent Technologies, Inc.                            268,947            8,507
* Starbucks Corp.                                       225,200            8,501
  Masco Corp.                                           278,200            8,466
  ConAgra Foods, Inc.                                   311,700            8,397
  Weyerhaeuser Co.                                      127,000            8,319
  Danaher Corp.                                          87,700            8,189
  Franklin Resources Corp.                              145,900            8,124
  CVS Corp.                                             227,800            8,041
  Apache Corp.                                          185,406            8,004
* Symantec Corp.                                        171,500            7,940
  Mellon Financial Corp.                                252,200            7,891
  Aetna Inc.                                             87,206            7,824
  Devon Energy Corp.                                    133,699            7,775
  Paychex, Inc.                                         218,050            7,763
  Wm. Wrigley Jr. Co.                                   130,900            7,739
* Sun Microsystems, Inc.                              1,852,400            7,706
  Halliburton Co.                                       253,300            7,698
  Entergy Corp.                                         129,300            7,693
  H.J. Heinz Co.                                        203,800            7,600
  KeyCorp                                               247,800            7,506
  The Chubb Corp.                                       107,800            7,497
  Raytheon Co.                                          239,000            7,490
  Anadarko Petroleum Corp.                              144,133            7,475
* Anthem, Inc.                                           82,300            7,460
  Burlington Resources, Inc.                            116,885            7,437
* Xilinx, Inc.                                          195,500            7,429
  American Electric Power Co., Inc.                     225,360            7,419
* St. Jude Medical, Inc.                                102,700            7,405
  FirstEnergy Corp.                                     189,358            7,400
  John Hancock Financial Services, Inc.                 168,300            7,353
* The Kroger Co.                                        440,200            7,325
* Caremark Rx, Inc.                                     220,150            7,320
  TJX Cos., Inc.                                        297,800            7,314
  Becton, Dickinson & Co.                               149,100            7,228
* Staples, Inc.                                         283,500            7,198
  Baker Hughes, Inc.                                    195,760            7,141
* Bed Bath & Beyond, Inc.                               169,200            7,066
  FPL Group, Inc.                                       105,600            7,059
  Burlington Northern Santa Fe Corp.                    221,096            6,965
  Praxair, Inc.                                         187,600            6,964
  ACE Ltd.                                              161,800            6,902
* PG&E Corp.                                            237,500            6,880
  The Principal Financial Group, Inc.                   191,400            6,820
  Linear Technology Corp.                               183,600            6,797
  Equity Office Properties Trust REIT                   234,700            6,781
* Broadcom Corp.                                        172,300            6,749
* Lexmark International, Inc.                            73,000            6,716
  SouthTrust Corp.                                      202,300            6,708
  Fortune Brands, Inc.                                   87,500            6,705
* Veritas Software Corp.                                247,600            6,663
  Ingersoll-Rand Co.                                     98,050            6,633
* Xerox Corp.                                           454,996            6,629
  Progress Energy, Inc.                                 140,554            6,617
  Air Products & Chemicals, Inc.                        132,000            6,616
  Yum! Brands, Inc.                                     172,500            6,553
  Campbell Soup Co.                                     238,100            6,493
  Loews Corp.                                           108,000            6,378
  Archer-Daniels-Midland Co.                            377,972            6,376
  Southwest Airlines Co.                                447,950            6,365
  Hershey Foods Corp.                                    76,400            6,330
  Allergan, Inc.                                         74,800            6,295
  The Clorox Co.                                        128,600            6,290
  Simon Property Group, Inc. REIT                       107,600            6,288
  Coca-Cola Enterprises, Inc.                           259,800            6,279
  M & T Bank Corp.                                       69,600            6,254
  Public Service Enterprise Group, Inc.                 131,700            6,187
* Univision Communications Inc.                         187,300            6,183
  Moody's Corp.                                          86,400            6,117
  Johnson Controls, Inc.                                102,700            6,075
* Genzyme Corp.-General Division                        129,000            6,068
  Marathon Oil Corp.                                    180,200            6,067
  Limited Brands, Inc.                                  302,976            6,060
  Sears, Roebuck & Co.                                  141,000            6,057
  XL Capital Ltd. Class A                                78,800            5,992
  Northern Trust Corp.                                  128,600            5,991
  Federated Department Stores, Inc.                     109,500            5,919
  Pitney Bowes, Inc.                                    138,400            5,897
  Biomet, Inc.                                          152,850            5,863
* Micron Technology, Inc.                               350,100            5,850
  May Department Stores Co.                             167,200            5,782
  Marriott International, Inc. Class A                  135,000            5,744

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
  Consolidated Edison Inc.                              130,100            5,738
  PPG Industries, Inc.                                   98,300            5,731
  PACCAR, Inc.                                          100,965            5,678
  Unocal Corp.                                          151,039            5,631
* Apple Computer, Inc.                                  207,700            5,618
  Monsanto Co.                                          151,606            5,559
* Intuit, Inc.                                          123,200            5,529
* KLA-Tencor Corp.                                      109,500            5,513
  Comerica, Inc.                                        101,350            5,505
  Adobe Systems, Inc.                                   139,300            5,493
  TXU Corp.                                             188,241            5,395
  J.C. Penney Co., Inc. (Holding Co.)                   155,100            5,394
  Electronic Data Systems Corp.                         278,300            5,385
  H & R Block, Inc.                                     105,100            5,363
* Medco Health Solutions, Inc.                          157,529            5,356
  MBIA, Inc.                                             85,350            5,351
  Sprint PCS                                            581,600            5,351
* Safeway, Inc.                                         255,900            5,266
  St. Paul Travelers Companies, Inc.                    131,156            5,248
* Transocean Inc.                                       185,207            5,166
  Rohm & Haas Co.                                       128,039            5,101
  Quest Diagnostics, Inc.                                61,300            5,077
  McKesson Corp.                                        168,565            5,072
  Lincoln National Corp.                                106,200            5,025
  Marshall & Ilsley Corp.                               132,400            5,006
  Bear Stearns Co., Inc.                                 56,987            4,997
  Norfolk Southern Corp.                                225,400            4,979
  The Pepsi Bottling Group, Inc.                        166,200            4,944
  Aon Corp.                                             177,025            4,941
  Albertson's, Inc.                                     222,036            4,918
  Georgia Pacific Group                                 145,545            4,903
  AmSouth Bancorp                                       208,400            4,900
  Eaton Corp.                                            86,800            4,877
  Ameren Corp.                                          105,600            4,867
* Chiron Corp.                                          109,700            4,828
  CIGNA Corp.                                            81,100            4,787
  Equity Residential REIT                               159,300            4,755
* American Standard Cos., Inc.                           41,800            4,755
  Jefferson-Pilot Corp.                                  85,700            4,714
  Charter One Financial, Inc.                           133,120            4,707
  Starwood Hotels & Resorts Worldwide, Inc.             115,700            4,686
  Regions Financial Corp.                               128,200            4,682
  Mattel, Inc.                                          253,787            4,680
* National Semiconductor Corp.                          104,700            4,652
  Edison International                                  189,100            4,593
  Dover Corp.                                           117,700            4,563
* Altera Corp.                                          221,800            4,536
  Ambac Financial Group, Inc.                            61,450            4,534
* SunGard Data Systems, Inc.                            163,800            4,488
* AutoZone Inc.                                          52,200            4,488
  PPL Corp.                                              97,900            4,464
  Freeport-McMoRan Copper & Gold, Inc. Class B          114,000            4,456
  Kinder Morgan, Inc.                                    70,700            4,456
  Eastman Kodak Co.                                     170,000            4,449
* Computer Sciences Corp.                               108,600            4,380
  Cintas Corp.                                           98,600            4,288
  Ecolab, Inc.                                          150,200            4,285
  Textron, Inc.                                          80,400            4,273
* Network Appliance, Inc.                               198,200            4,251
* Phelps Dodge Corp.                                    51,703            4,222
  Synovus Financial Corp.                               172,150            4,209
  Cinergy Corp.                                         102,518            4,192
* Qwest Communications International Inc.               971,872            4,189
  Sempra Energy                                         129,892            4,131
  Xcel Energy, Inc.                                     231,195            4,118
  Cincinnati Financial Corp.                             94,000            4,084
  ITT Industries, Inc.                                   53,200            4,061
  DTE Energy Co.                                         97,200            4,000
* Fiserv, Inc.                                          111,250            3,979
* PeopleSoft, Inc.                                      214,500            3,966
  Avery Dennison Corp.                                   63,600            3,957
  Pulte Homes, Inc.                                      70,800            3,936
* BJ Services Co.                                        90,800            3,929
  New York Times Co. Class A                             88,100            3,894
  Parker Hannifin Corp.                                  68,425            3,866
  Centex Corp.                                           71,400            3,860
* Avaya Inc.                                            242,264            3,847
* Nabors Industries, Inc.                                83,800            3,834
  MGIC Investment Corp.                                  59,600            3,828
  T. Rowe Price Group Inc.                               71,000            3,822
  Constellation Energy Group, Inc.                       95,350            3,809
  R.R. Donnelley & Sons Co.                             124,300            3,760
  North Fork Bancorp, Inc.                               88,500            3,745
  Torchmark Corp.                                        69,600            3,744
  CSX Corp.                                             123,500            3,741
  Rockwell Automation, Inc.                             107,800            3,737
  ProLogis REIT                                         103,900            3,727
  Dollar General Corp.                                  193,388            3,713
  Family Dollar Stores, Inc.                            100,600            3,617
  Newell Rubbermaid, Inc.                               154,309            3,580
  Harrah's Entertainment, Inc.                           65,000            3,568
  UST, Inc.                                              98,500            3,556
  Hilton Hotels Corp.                                   218,300            3,547
  Knight Ridder                                          48,400            3,545
  AmerisourceBergen Corp.                                64,300            3,516
  Plum Creek Timber Co. Inc. REIT                       107,600            3,495
  Union Planters Corp.                                  116,300            3,472
  First Tennessee National Corp.                         72,700            3,468
  KeySpan Corp.                                          90,600            3,463

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
  SAFECO Corp.                                           79,500            3,432
  Molex, Inc.                                           112,450            3,417
* Express Scripts Inc.                                   45,800            3,416
* Interpublic Group of Cos., Inc.                       221,400            3,405
* Jabil Circuit, Inc.                                   115,700            3,405
  Amerada Hess Corp.                                     51,800            3,382
* Office Depot, Inc.                                    179,300            3,374
  Rockwell Collins, Inc.                                106,700            3,373
  Sherwin-Williams Co.                                   87,600            3,366
* MedImmune Inc.                                        145,700            3,363
* Sanmina-SCI Corp.                                     302,200            3,327
  Brown-Forman Corp. Class B                             69,800            3,327
  Genuine Parts Co.                                     101,450            3,319
  IMS Health, Inc.                                      142,608            3,317
  RadioShack Corp.                                       99,528            3,300
  MeadWestvaco Corp.                                    116,098            3,284
* JDS Uniphase Corp.                                    802,800            3,267
  NiSource, Inc.                                        152,673            3,244
  Delphi Corp.                                          324,518            3,232
  Tiffany & Co.                                          84,500            3,225
* Advanced Micro Devices, Inc.                          198,300            3,219
  Health Management Associates Class A                  138,200            3,208
* Siebel Systems, Inc.                                  277,108            3,190
  R.J. Reynolds Tobacco Holdings, Inc.                   52,200            3,158
* Waters Corp.                                           76,600            3,128
  Nordstrom, Inc.                                        78,100            3,116
  Huntington Bancshares Inc.                            139,887            3,104
  EOG Resources, Inc.                                    67,400            3,093
  Cooper Industries, Inc. Class A                        53,957            3,085
* AES Corp.                                             356,800            3,044
  Williams Cos., Inc.                                   317,200            3,036
* Tenet Healthcare Corp.                                271,750            3,033
  Zions Bancorp                                          52,700            3,014
  Kerr-McGee Corp.                                       58,097            2,992
* Noble Corp.                                            77,800            2,989
  VF Corp.                                               63,628            2,971
  Scientific-Atlanta, Inc.                               91,100            2,946
  C.R. Bard, Inc.                                        30,000            2,929
* AutoNation, Inc.                                      164,200            2,800
  Vulcan Materials Co.                                   58,900            2,794
  Nucor Corp.                                            45,200            2,779
* Novellus Systems, Inc.                                 87,200            2,772
  Sunoco, Inc.                                           44,367            2,768
  Wendy's International, Inc.                            67,400            2,743
* BMC Software, Inc.                                    139,900            2,735
  McCormick & Co., Inc.                                  81,500            2,732
* Thermo Electron Corp.                                  96,600            2,732
  Whirlpool Corp.                                        39,400            2,713
  Jones Apparel Group, Inc.                              75,000            2,711
  Leggett & Platt, Inc.                                 113,800            2,698
  Black & Decker Corp.                                   47,200            2,688
* Unisys Corp.                                          187,200            2,673
* Watson Pharmaceuticals, Inc.                           61,900            2,649
* Solectron Corp.                                       477,600            2,641
  American Power Conversion Corp.                       113,700            2,616
  W.W. Grainger, Inc.                                    53,800            2,582
* Teradyne, Inc.                                        107,300            2,557
* NCR Corp.                                              57,200            2,520
  Darden Restaurants Inc.                                99,800            2,474
* Allied Waste Industries, Inc.                         185,200            2,465
  UnumProvident Corp.                                   166,891            2,442
  Applera Corp.- Applied Biosystems Group               123,000            2,433
* Sealed Air Corp.                                       48,715            2,423
  El Paso Corp.                                         340,198            2,419
* Robert Half International, Inc.                       101,900            2,407
* E*TRADE Financial Corp.                               180,099            2,404
* Novell, Inc.                                          210,700            2,398
* King Pharmaceuticals, Inc.                            141,266            2,379
  SuperValu Inc.                                         77,600            2,370
  Sigma-Aldrich Corp.                                    42,400            2,346
  KB HOME                                                28,900            2,335
  Dow Jones & Co., Inc.                                  48,700            2,333
* NVIDIA Corp.                                           87,600            2,321
  Janus Capital Group Inc.                              139,500            2,285
  CenturyTel, Inc.                                       82,250            2,261
  Engelhard Corp.                                        74,850            2,237
* Mercury Interactive Corp.                              49,900            2,236
  Ball Corp.                                             32,900            2,230
  Alberto-Culver Co.                                     50,400            2,211
* Citrix Systems, Inc.                                  102,000            2,205
  Liz Claiborne, Inc.                                    60,100            2,205
* Providian Financial Corp.                             167,700            2,197
  Hasbro, Inc.                                          100,500            2,186
* Citizens Communications Co.                           166,900            2,160
  Equifax, Inc.                                          83,600            2,159
  The Stanley Works                                      50,400            2,151
  Brunswick Corp.                                        52,200            2,131
  Autodesk, Inc.                                         66,700            2,109
  Pinnacle West Capital Corp.                            53,500            2,105
  United States Steel Corp.                              56,140            2,092
  Sabre Holdings Corp.                                   84,119            2,087
* Toys R Us, Inc.                                       122,800            2,063
* Tellabs, Inc.                                         238,600            2,059
* Pactiv Corp.                                           91,900            2,045
* LSI Logic Corp.                                       218,900            2,045
  Manor Care, Inc.                                       57,700            2,036
  Federated Investors, Inc.                              64,200            2,018
  CenterPoint Energy Inc.                               176,322            2,015

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
ASSET ALLOCATION FUND                                    SHARES            (000)
--------------------------------------------------------------------------------
  Temple-Inland Inc.                                     31,100            1,970
  International Flavors & Fragrances, Inc.               55,000            1,953
* Comverse Technology, Inc.                             105,800            1,919
* Humana Inc.                                           100,900            1,919
  Eastman Chemical Co.                                   44,850            1,914
  Symbol Technologies, Inc.                             137,750            1,901
  Bausch & Lomb, Inc.                                    31,500            1,889
  Goodrich Corp.                                         66,100            1,855
  Ashland, Inc.                                          39,900            1,855
* Navistar International Corp.                           39,580            1,815
  Fluor Corp.                                            46,500            1,799
* QLogic Corp.                                           54,100            1,786
* Monster Worldwide Inc.                                 66,400            1,740
* PMC Sierra Inc.                                       101,300            1,719
  Dana Corp.                                             86,259            1,713
  Tektronix, Inc.                                        51,900            1,698
  Apartment Investment & Management Co. Class A REIT     54,400            1,691
* Compuware Corp.                                       226,300            1,686
  Louisiana-Pacific Corp.                                64,300            1,659
  Pall Corp.                                             71,166            1,615
  Bemis Co., Inc.                                        61,600            1,602
* Andrew Corp.                                           88,975            1,557
  TECO Energy, Inc.                                     100,700            1,473
  Cummins Inc.                                           25,100            1,467
  Adolph Coors Co. Class B                               21,000            1,459
  Meredith Corp.                                         28,800            1,456
  Reebok International Ltd.                              35,200            1,456
  Maytag Corp.                                           45,100            1,424
* Millipore Corp.                                        27,700            1,423
  Circuit City Stores, Inc.                             125,200            1,415
  Ryder System, Inc.                                     36,100            1,398
  PerkinElmer, Inc.                                      66,900            1,384
* CIENA Corp.                                           274,300            1,363
* ADC Telecommunications, Inc.                          461,700            1,339
* Convergys Corp.                                        86,400            1,313
  Deluxe Corp.                                           32,400            1,299
  Boise Cascade Corp.                                    35,700            1,237
* Rowan Cos., Inc.                                       56,100            1,183
  Crane Co.                                              34,737            1,146
  Snap-On Inc.                                           33,850            1,095
* Applied Micro Circuits Corp.                          183,600            1,056
* Gateway, Inc.                                         198,000            1,045
* Calpine Corp.                                         221,000            1,032
* Big Lots Inc.                                          68,200              989
* Allegheny Energy, Inc.                                 71,300              978
  Peoples Energy Corp.                                   21,500              960
  Worthington Industries, Inc.                           49,650              952
  Dillard's Inc.                                         49,000              939
  NICOR Inc.                                             25,500              898
* American Greetings Corp. Class A                       38,000              865
  Cooper Tire & Rubber Co.                               42,700              861
* The Goodyear Tire & Rubber Co.                         98,500              841
* Dynegy, Inc.                                          208,200              825
  Thomas & Betts Corp.                                   34,400              751
* Parametric Technology Corp.                           165,700              749
* Hercules, Inc.                                         64,500              740
  Visteon Corp.                                          75,703              724
* CMS Energy Corp.                                       80,700              722
  Great Lakes Chemical Corp.                             29,200              696
  Allegheny Technologies Inc.                            53,355              646
  Winn-Dixie Stores, Inc.                                81,600              620
  Delta Air Lines, Inc.                                  71,500              566
* Power-One, Inc.                                        46,600              515
  Tupperware Corp.                                        7,200              128
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $4,272,739)                                                    6,078,827
--------------------------------------------------------------------------------

                                                           Face
                                                         Amount
                                                          (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS (14.6%)(1)
--------------------------------------------------------------------------------
U.S. TREASURY BONDS
      12.00%, 8/15/2013                                  $2,370            3,288
      12.50%, 8/15/2014                                  24,730           36,407
      10.625%, 8/15/2015                                 55,400           88,726
(2)   7.25%, 5/15/2016                                   95,630          123,467
      8.75%, 5/15/2017                                   31,593           45,815
      8.875%, 8/15/2017                                  63,000           92,295
      8.75%, 2/15/2019                                   18,900           28,007
      8.125%, 8/15/2019                                  27,825           39,029
      8.75%, 5/15/2020                                   36,000           53,331
      8.75%, 8/15/2020                                   10,625           15,767
      7.875%, 2/15/2021                                  29,000           40,115
      8.125%, 8/15/2021                                  29,805           42,249
      8.00%, 11/15/2021                                  89,448          125,563
      7.25%, 8/15/2022                                   18,700           24,561
      7.625%, 11/15/2022                                 50,000           68,157
      7.125%, 2/15/2023                                  11,560           15,030
      6.25%, 8/15/2023                                   73,000           86,813
      6.875%, 8/15/2025                                  72,400           92,513
(2)   6.75%, 8/15/2026                                   96,750          122,343
      6.125%, 11/15/2027                                 13,280           15,664
      5.50%, 8/15/2028                                   16,200           17,666
      5.25%, 11/15/2028                                  48,000           50,677
      5.25%, 2/15/2029                                   54,560           57,688
      6.125%, 8/15/2029                                   5,000            5,926
(2)   6.25%, 5/15/2030                                   88,060          106,318
--------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $1,326,635)                                                      1,397,415
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
                                                         SHARES            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (21.9%)(1)
--------------------------------------------------------------------------------
COMMERCIAL PAPER (4.2%)
ABN AMRO North America
  Finance, Inc.
  1.025%, 4/15/2004                                    $ 50,000         $ 49,979
Citigroup Global Markets, Inc.
  1.035%, 5/5/2004                                       50,000           49,951
Goldman Sachs & Co.
  1.07%, 4/5/2004                                        49,000           48,993
JP Morgan Chase & Co.
  1.04%, 5/11/2004                                       50,000           49,940
Rabobank USA
  1.105%, 4/15/2004                                      50,000           49,979
San Paolo IMI US
  1.11%, 4/12/2004                                       50,000           49,983
UBS Finance, Inc.
  1.03%, 4/6/2004                                        59,000           58,992
Westdeutsche Landesbank
  1.04%, 6/9/2004                                        50,000           49,901
                                                                   -------------
                                                                         407,718
                                                                   -------------
REPURCHASE AGREEMENTS (17.7%)
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 4/1/2004                                     1,693,003        1,693,003
  1.06%, 4/1/2004--Note F                                 2,640            2,640
                                                                   -------------
                                                                       1,695,643
                                                                   =============

--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $2,103,364)                                                    2,103,361
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (99.9%)
  (Cost $7,702,738)                                                    9,579,603
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (0.1%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                      41,498
Liabilities--Note F                                                     (35,836)
                                                                   -------------
                                                                           5,662
                                                                   =============
--------------------------------------------------------------------------------
NET ASSETS (100%)                                                     $9,585,265
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
(1)The fund invests a portion of its cash reserves in equity and bond markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective positions in common stocks, U.S. government obligations, and temporary cash investments represent 78.2%, 21.5%, and 0.2%, respectively, of net assets. See Note D in Notes to Financial Statements.
(2)Securities with an aggregate value of $125,800,000 have been segregated as initial margin for open futures contracts.
REIT--Real Estate Investment Trust.

--------------------------------------------------------------------------------
                                                                          AMOUNT
                                                                           (000)
--------------------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                                      $8,477,724
Undistributed Net Investment Income                                      31,468
Accumulated Net Realized Losses                                        (787,507)
Unrealized Appreciation (Depreciation)
  Investment Securities                                               1,876,865
  Futures Contracts                                                     (13,285)
--------------------------------------------------------------------------------
NET ASSETS                                                           $9,585,265
================================================================================

Investor Shares--Net Assets
Applicable to 384,013,287 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                          $8,870,436
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- INVESTOR SHARES                              $23.10
================================================================================

Admiral Shares--Net Assets
Applicable to 13,777,910 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $714,829
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE-- ADMIRAL SHARES                               $51.88
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain
(Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                           ASSET ALLOCATION FUND
                                                 SIX MONTHS ENDED MARCH 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                            $ 53,042
  Interest                                                               37,795
  Security Lending                                                           82
--------------------------------------------------------------------------------
     Total Income                                                        90,919
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                             4,893
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
   Management and Administrative
    Investor Shares                                                      11,789
    Admiral Shares                                                          498
   Marketing and Distribution
    Investor Shares                                                         520
    Admiral Shares                                                           36
  Custodian Fees                                                             71
  Shareholders' Reports
    Investor Shares                                                          56
    Admiral Shares                                                           --
  Trustees' Fees and Expenses                                                 4
--------------------------------------------------------------------------------
    Total Expenses                                                       17,867
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    73,052
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                            (67,790)
  Futures Contracts                                                     187,593
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                119,803
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                 868,833
  Futures Contracts                                                     (13,654)
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                        855,179
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $1,048,034
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the net amount shareholders invested in or redeemed from the fund. Distributions and Capital Share Transactions are shown separately for each class of shares.

-------------------------------------------------------------------------------------------------
                                                                         ASSET ALLOCATION FUND
                                                                      ---------------------------
                                                                      SIX MONTHS             YEAR
                                                                           ENDED            ENDED
                                                                   MAR. 31, 2004   SEPT. 30, 2003
                                                                           (000)            (000)
-------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                              $    73,052     $   100,221
  Realized Net Gain (Loss)                                               119,803        (276,395)
  Change in Unrealized Appreciation (Depreciation)                       855,179       1,851,693
-------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations    1,048,034       1,675,519
-------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income
    Investor Shares                                                      (61,598)        (96,601)
    Admiral Shares                                                        (5,415)         (9,224)
  Realized Capital Gain
    Investor Shares                                                           --               --
    Admiral Shares                                                            --               --
-------------------------------------------------------------------------------------------------
    Total Distributions                                                  (67,013)       (105,825)
-------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--Note G
    Investor Shares                                                      422,397          61,882
    Admiral Shares                                                        22,030         (68,108)
-------------------------------------------------------------------------------------------------
      Net Increase (Decrease) from Capital Share Transactions            444,427          (6,226)
-------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                            1,425,448       1,563,468
-------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                  8,159,817       6,596,349
  End of Period                                                       $9,585,265      $8,159,817
=================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


ASSET ALLOCATION FUND INVESTOR SHARES
------------------------------------------------------------------------------------------------------------
                                                      SIX MONTHS                    YEAR ENDED SEPTEMBER 30,
                                                           ENDED                ----------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD     MAR. 31, 2004    2003     2002       2001    2000    1999
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                      $20.66  $16.65   $20.43     $24.79  $24.11  $22.90
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                     .176     .26      .45       .73     1.03     .80
  Net Realized and Unrealized Gain (Loss) on Investments   2.429    4.02    (3.70)    (3.95)    1.61    2.50
------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         2.605    4.28    (3.25)    (3.22)    2.64    3.30
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                    (.165)   (.27)     (.53)     (.87)  (1.00)   (.91)
  Distributions from Realized Capital Gains                   --      --        --     (.27)   (.96)  (1.18)
------------------------------------------------------------------------------------------------------------
  Total Distributions                                     (.165)   (.27)     (.53)    (1.14)  (1.96) ( 2.09)
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                            $23.10  $20.66    $16.65    $20.43  $24.79  $24.11
============================================================================================================
TOTAL RETURN                                              12.65%  25.85%   -16.41%   -13.51%  11.36%  14.68%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of Period (Millions)                      $8,870  $7,541    $6,033    $7,386  $8,761  $8,182
Ratio of Total Expenses to Average Net Assets**           0.41%*   0.43%     0.42%     0.44%   0.44%   0.49%
Ratio of Net Investment Income to Average Net Assets      1.60%*   1.34%     2.19%     3.16%   4.18%   3.49%
Portfolio Turnover Rate                                     26%*     43%       54%       77%     29%     11%
============================================================================================================
*Annualized.
**Includes  performance-based  investment advisory fee increases  (decreases) of
0.00%, 0.00%, (0.01%), 0.00%, (0.01%), and (0.02%).


ASSET ALLOCATION FUND ADMIRAL SHARES
------------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS       YEAR ENDED        AUG. 13* TO
                                                                   ENDED      SEPTEMBER 30,        SEPT. 30,
                                                                             -----------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD             MAR. 31, 2004       2003      2002           2001
------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $46.39     $37.38   $45.88         $50.00
------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                             .431       .625    1.062            .17
  Net Realized and Unrealized Gain (Loss) on Investments           5.464      9.033   (8.324)         (4.29)
------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                               5.895      9.658   (7.262)         (4.12)
------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                             (.405)     (.648)  (1.238)            --
  Distributions from Realized Capital Gains                           --         --       --             --
------------------------------------------------------------------------------------------------------------
    Total Distributions                                            (.405)     (.648)  (1.238)            --
------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                    $51.88     $46.39   $37.38         $45.88
============================================================================================================
Total Return                                                      12.75%     25.99%  -16.35%          -8.24%
============================================================================================================
RATIOS/SUPPLEMENTAL DATA
Ratios/Supplemental Data
Net Assets, End of Period (Millions)                                $715      $619     $563            $474
Ratio of Total Expenses to Average Net Assets+                     0.27%**   0.31%    0.32%          0.36%**
Ratio of Net Investment Income to Average Net Assets               1.74%**   1.46%    2.28%          2.60%**
Portfolio Turnover Rate                                              26%**     43%      54%            77%
============================================================================================================
* Inception.
**Annualized.
+ Includes  performance-based  investment advisory fee increases  (decreases) of
0.00%, 0.00%, (0.01%), and 0.00%.








SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTs

Vanguard Asset Allocation Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund's minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, servicing, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index and U.S. Treasury Bond futures contracts with the objectives of maintaining full exposure to the stock and bond markets, enhancing returns, maintaining liquidity, and minimizing transaction costs. The fund may purchase futures contracts to immediately invest incoming cash in the markets, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying securities while maintaining a cash balance for liquidity. The fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of securities held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities.

     Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Mellon Capital Management Corporation provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance for the preceding three years relative to a combined index comprising the S&P 500 Index and the Lehman Brothers Long U.S. Treasury Index. For the six months ended March 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.11% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $1,401,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 1.40% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $903,492,000 to offset future net capital gains of $8,408,000 through September 30, 2009, $295,863,000 through September 30, 2010,
$346,742,000 through September 30, 2011, and $252,479,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $1,876,865,000, consisting of unrealized gains of $2,024,287,000 on securities that had risen in value since their purchase and $147,422,000 in unrealized losses on securities that had fallen in value since their purchase.

At March 31, 2004, the aggregate settlement value of open futures contracts expiring in June 2004 and the related unrealized appreciation (depreciation) were:

--------------------------------------------------------------------------------
                                                               (000)
                                                  ------------------------------
                                              Aggregate           Net Unrealized
                           Number of         Settlement             Appreciation
Futures Contracts     Long Contracts              Value           (Depreciation)
--------------------------------------------------------------------------------
30-Year Treasury Bond          5,776          $ 658,825                $ 13,554
S&P 500 Index                  4,813          1,353,536                 (26,846)
E-mini S&P 500 Index           1,132             63,669                       7
--------------------------------------------------------------------------------

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

E. During the six months ended March 31, 2004, the fund purchased $42,817,000 of investment securities and sold $438,089,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $891,870,000 and $894,445,000, respectively.

F. The market value of securities on loan to broker/dealers at March 31, 2004, was $236,800,000, for which the fund held as collateral cash of $2,640,000 and U.S. government and agency securities with a market value of $242,588,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

G. Capital share transactions for each class of shares were:

----------------------------------------------------------------------------------------------------------
                                                               Six Months Ended                 Year Ended
                                                                 March 31, 2004         September 30, 2003
                                                          ----------------------       -------------------
                                                             Amount       Shares       Amount       Shares
                                                              (000)        (000)        (000)        (000)
----------------------------------------------------------------------------------------------------------
Investor Shares
  Issued                                                  $793,241       35,403     $877,702       46,485
  Issued in Lieu of Cash Distributions                      60,198        2,745       94,189        4,937
  Redeemed                                                (431,042)     (19,197)    (910,009)     (48,713)
                                                         -------------------------------------------------
  Net Increase (Decrease)--Investor Shares                 422,397       18,951       61,882        2,709
                                                         -------------------------------------------------
Admiral Shares
  Issued                                                    76,886        1,521       91,031        2,107
  Issued in Lieu of Cash Distributions                       4,640           94        7,895          185
  Redeemed                                                 (59,496)      (1,185)    (167,034)      (4,007)
                                                         -------------------------------------------------
      Net Increase (Decrease)--Admiral Shares               22,030          430      (68,108)      (1,715)
----------------------------------------------------------------------------------------------------------

INVESTING IS FAST, EASY, AND SECURE ON VANGUARD.COM

If you're like many Vanguard investors, you believe in planning and taking control of your own investments. VANGUARD.COM was built for you--and it keeps getting better.

RESEARCH AND PLAN YOUR INVESTMENTS WITH CONFIDENCE

     Use our PLANNING & ADVICE and RESEARCH FUNDS & STOCKS sections to:

     * Determine what asset allocation might best suit your needs--by taking our Investor Questionnaire.

     * Find out how much to save for retirement and your children's college education-- by using our planning tools.

     *    Learn  how  to  achieve  your  goals--by   reading  our   PlainTalk(R)
          investment guides.

     * Find your next fund--by using the Compare Funds, Compare Costs, and Narrow Your Fund Choices tools.

     *    Look  up   fund   price,   performance   history,   and   distribution
          information--in a snap.

INVEST AND MANAGE ACCOUNTS WITH EASE

     Log on to Vanguard.com to:

     * See what you own (at Vanguard and elsewhere) and how your investments are doing.

     * Elect to receive online statements, fund reports (like this one), prospectuses, and tax forms.

     *    Analyze your portfolio's holdings and performance.

     * Open new accounts, buy and sell shares, and exchange money between funds--securely and easily.

     * Sign up to receive electronic newsletters from Vanguard informing you of news on our funds, products, and services, as well as on investing and the financial markets.

Find out what Vanguard.com can do for you. Log on today!

CAPITALIZE ON YOUR IRA

     Are you taking full advantage of your individual retirement account? You really should be. These tax-deferred accounts are more powerful options for retirement savers.

     Here's how you can exploit your IRA--and improve your chances of having the retirement of your dreams.

CONTRIBUTE THE MAXIMUM AMOUNT EACH YEAR

     It may be an obvious point, but if you invest as much in your IRA as the law allows--currently $3,000 per tax year if you are under age 50 and $3,500 if you are age 50 or over--you will increase the odds of meeting your retirement goals. "Max out" every year you can.

MAKE IT AUTOMATIC

     Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST

     The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS

     Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.

     If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS

STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S.  Sector Index Funds:
  Consumer Discretionary Index Fund
  Consumer Staples Index Fund
  Financials Index Fund
  Health Care Index Fund
  Information  Technology Index Fund
  Materials Index Fund
  Utilities Index Fund
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund

BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund

BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts, New Jersey, New York, Ohio, Pennsylvania) Total Bond Market Index Fund

MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey, New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund

VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio


For information about Vanguard funds and annuities, including charges and expenses, obtain a prospectus from The Vanguard Group, P.O. Box 2600, Valley Forge, PA 19482-2600. Read it carefully before you invest or send money.

THE PEOPLE WHO GOVERN YOUR FUND

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*     Chairman of the        Chairman of the Board, Chief Executive Officer, and Director/Trustee of
(1954)               Board, Chief           The Vanguard Group, Inc., and of each of the investment companies
May 1987             Executive Officer,     served by The Vanguard Group.
                     and Trustee
                     (129)
---------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
CHARLES D. ELLIS     Trustee                The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)               (129)                  to Greenwich Associates (international business strategy consulting);
January 2001                                Successor Trustee of Yale University; Overseer of the Stern School of
                                            Business at New York University; Trustee of the Whitehead Institute
                                            for Biomedical Research.
---------------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA       Trustee                Chairman and Chief Executive Officer (since October 1999), Vice
(1945)               (129)                  Chairman (January-September 1999), and Vice President (prior to
December 2001                               September 1999) of Rohm and Haas Co. (chemicals); Director of Technitrol,
                                            Inc. (electronic components), and Agere Systems (communications components); Board Member of the American Chemistry Council; Trustee of
                                            Drexel University.
---------------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN      Trustee                Vice President, Chief Information Officer, and Member of the
HEISEN               (129)                  Executive Committee of Johnson & Johnson (pharmaceuticals/
(1950)                                      consumer products); Director of the University Medical Center at
July 1998                                   Princeton and Women's Research and Education Institute.
---------------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL    Trustee                Chemical Bank Chairman's Professor of Economics, Princeton Malkiel C
(1932)               (127)                  University; Director of Vanguard Investment Series plc (Irish invest-
May 1977                                    ment fund) (since November 2001), Vanguard Group (Ireland)
                                            Limited (Irish investment management firm) (since November 2001),
                                            Prudential Insurance Co. of America, BKF Capital (investment management), The Jeffrey Co. (holding company), and NeuVis, Inc.
                                            (software company).
---------------------------------------------------------------------------------------------------------------------

the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

                     POSITION(S) HELD WITH
NAME                 FUND (NUMBER OF
(YEAR OF BIRTH)      VANGUARD FUNDS
TRUSTEE/OFFICER      OVERSEEN BY
SINCE                TRUSTEE/OFFICER)       PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
---------------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR.Trustee                Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)               (129)                  Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                                Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
---------------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON   Trustee                Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)               (129)                  (chemicals); Director of Cummins Inc. (diesel engines), MeadWestvaco
April 1985                                  Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
---------------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*
R. GREGORY BARTON    Secretary              Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)               (129)                  Secretary of The Vanguard Group and of each of the investment
June 2001                                   companies served by The Vanguard Group.
---------------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS    Treasurer              Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)               (129)                  investment companies served by The Vanguard Group.
July 1998
---------------------------------------------------------------------------------------------------------------------

*Officers of the funds are "interested persons" as defined in the Investment
 Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

================================================================================================
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.        MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.  RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.              GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------

JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.

                                                                          [SHIP]
                                                          THE VANGUARD GROUP (R)
                                                            Post Office Box 2600
                                                     Valley Forge, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

S&P 500(R), Standard & Poor's 500, and 500 are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER

The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION

This report is intended for the funds' shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the funds or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR
ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

                                               (C) 2004 The Vanguard Group, Inc.
                                                            All rights reserved.
                                                              Vanguard Marketing
                                                       Corporation, Distributor.

                                                                     Q782 052004

VANGUARD(R) U.S. VALUE FUND

MARCH 31, 2004

[GRAPHIC]

SEMIANNUAL REPORT


THE VANGUARD GROUP (R) [LOGO]

HOW TO READ YOUR FUND REPORT
--------------------------------------------------------------------------------
This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------

CONTENTS

 1 LETTER FROM THE CHAIRMAN
 6 REPORT FROM THE ADVISOR
 8 FUND PROFILE
 9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS

SUMMARY

- The U.S. Value Fund returned 19.6% during the six months ended March 31, 2004. The fund's benchmark, the Russell 3000 Value Index, returned 18.2% during the same period.
-    The   market   rallied   on  a  range  of   favorable   economic   reports.
     Small-capitalization stocks posted much stronger gains than even the surging large-cap market.
- The fund's three largest sectors (financial services, consumer discretionary, and utilities) performed well, accounting for much of the fund's return.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------

Fellow Shareholder,

Vanguard U.S. Value Fund returned 19.6% during the six months ended March 31, 2004, besting the broad stock market's 15.3% return, as measured by the Wilshire 5000 Total Market Index.

The fund also outperformed the benchmark Russell 3000 Value Index and topped the average return for its peer funds.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
VANGUARD U.S. VALUE FUND                                                   19.6%
Russell 3000 Value Index                                                   18.2
Average Multi-Cap Value Fund*                                              16.8
Wilshire 5000 Index                                                        15.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

An uptick in corporate earnings, brightened economic prospects, and low interest rates drove strong gains throughout the stock market, particularly in U.S. Value's largest sector, financial services. Much of the fund's outperformance relative to its benchmark arose from its relatively heavy weightings in the stocks of companies benefiting from supply-demand imbalances--for example, homebuilders Pulte Homes and D.R. Horton and steelmaker United States Steel.

The table above shows the total returns (capital change plus reinvested distributions) for your fund; its unmanaged benchmark index; the average peer fund; and the Wilshire 5000 Index. You can find information on the fund's per-share distributions and its starting and ending net asset values in the table on page 5.

SMALL STOCKS LED THE WAY

The U.S. stock market's yearlong rally continued through the six months ended March 31. Gains were broad-based and were especially powerful among small-capitalization stocks. In contrast to the broad market's rise of about 15%, the small stocks represented by the

Russell 2000 Index returned 21.7%--a pattern of relative performance that is fairly typical of the early stages of an economic expansion.

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor market. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                    ----------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.4%      36.4%     -0.6%
Russell 2000 Index (Small-caps)                       21.7       63.8       9.7
Wilshire 5000 Index (Entire market)                   15.3       39.4       0.2
MSCI All Country World Index
  ex USA (International)                              22.8       59.9       2.0
--------------------------------------------------------------------------------
BOND
Lehman Aggregate Bond Index                            3.0%       5.4%      7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                            3.1        5.9       6.0
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.2%       1.7%      2.6%
--------------------------------------------------------------------------------
*Annualized.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BONDS' RETURNS REFLECTED THEIR YIELDS

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3.0%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

TOP THREE SECTORS PRODUCED STRONG RETURNS

Throughout the past six months, U.S. Value's holdings in three industry sectors--financial services, consumer discretionary, and utilities--represented more than half of the fund's assets. The same was true of the Russell 3000 Value Index, but the three sectors performed better in the fund than in the index. This was a result of the investment advisor's superior stock selection, which enhanced the attractive rewards available from each group.

FINANCIAL SERVICES. Banks, insurance companies, and mortgage lenders benefited from an environment of low interest rates, heightened activity in capital markets, and premium increases among insurers. The fund's top performers included J.P. Morgan Chase, which is merging with Bank One, and FleetBoston Financial, which is being acquired by Bank of America.

CONSUMER DISCRETIONARY. Consumer spending remained strong as the broader economy continued its uneven recovery. The retailers and entertainment companies in this sector benefited, including Time Warner and Cendant, the country's largest travel and real estate services company. Both companies were overweighted in the fund as compared with the benchmark.

UTILITIES. Utility stock returns trailed the market average--the sector in the Russell 3000 Value Index rose 13.1%--but even here, your fund got more than what the broad sector gave by concentrating on telecommunications companies such as SBC Communications and Verizon Communications. These stocks outperformed the utility group as a whole.

--------------------------------------------------------------------------------
The advisor's superior stock selection enhanced returns in the fund's three largest sectors.
--------------------------------------------------------------------------------

THREE INVESTMENT STRATEGIES PROVIDE FLEXIBILITY

The fund's goal is to consistently outperform value benchmarks over time by employing three types of value strategies that, together, can thrive in a variety of climates. The advisor uses quantitative models to implement the three disciplines: intrinsic value, which highlights stocks that are undervalued based on expected earnings growth; normalized earnings, which focuses on stocks considered deeply discounted relative to earnings per share; and improving fundamentals, which locates compa-nies that are showing improvement in profits and other measures of corporate performance, as well as in stock price momentum.

Pfizer is a good example of the effectiveness of this three-pronged approach. The advisor chose Pfizer on the basis of the intrinsic-value strategy, which can point to undervalued stocks with robust earnings-growth potential. Pfizer is not included in the benchmark index, yet it was one of the fund's largest holdings during the half-year--and was the single largest contributor to return. The pharmaceutical company benefited from a clinical study supporting the effectiveness of its cholesterol-lowering drug Lipitor, which is the best-selling prescription drug in the world.

--------------------------------------------------------------------------------
The advisor uses three quantitative models for valuing stocks, one of which captures undervalued stocks with robust earnings-growth potential. One such stock, Pfizer, was a significant holding during the half-year--and was the single largest contributor to return.
--------------------------------------------------------------------------------

The advisor chose General Motors and Home Depot for the portfolio on the basis of the improving-fundamentals strategy. Stocks such as these can shore up fund returns when traditional value stocks are suffering relative to growth stocks. That is one of the ways in which using three stock-picking formulas offers the potential to improve performance over time. The fund's return since its June 29, 2000, inception indicates that the approach has been successful to date. For that period, the fund gained an average of 8.0% annually compared with 5.1% for the Russell 3000 Value benchmark.

ADOPTING A WINNING STRATEGY

The diversity of investment strategies employed for Vanguard U.S. Value Fund provides a valuable lesson for the management of a broader portfolio. Market preference for given stock segments waxes and wanes, as do the returns of the stock market in general. A constructive response to these ups and downs is to keep your portfolio diversified both among and within asset classes, using components determined by your unique needs and goals.

You can also help your portfolio results by keeping a close eye on costs. In this regard, we are pleased to note that the U.S. Value Fund has an expense ratio much lower than that of its average competitor; see pages 11 and 12 for details.

Vanguard's goal is to help you build a well-diversified portfolio of low-cost funds that meet your long-term needs. Thank you for choosing us as your financial partner in managing your investment program.



Sincerely,


/s/John J. Brennan
JOHN J. BRENNAN

CHAIRMAN AND CHIEF EXECUTIVE OFFICER
APRIL 15, 2004




--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004
                                                        DISTRIBUTIONS PER SHARE
                                                        -----------------------
                                 STARTING       ENDING       INCOME      CAPITAL
                              SHARE PRICE  SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
U.S. Value Fund                    $10.82       $12.75        $0.18        $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

Vanguard U.S. Value Fund returned 19.6% during the first half of its 2004 fiscal year, outperforming the Russell 3000 Value Index by 1.4 percentage points. In a reversal from fiscal 2003, value stocks outperformed growth stocks. The Russell 3000 Value Index, in turn, outpaced the broad market, as measured by the
Wilshire 5000 Index, by nearly 3 percentage points, a testament to the perseverance of the value approach. Small-capitalization stocks again outperformed large-cap stocks, giving the fund an edge over its benchmark.

We use three screening disciplines to pick stocks: "price-to-intrinsic value," which carries a 50% weighting in the fund, "price-to-normalized earnings," which carries a 30% weighting, and "improving fundamentals," which carries a 20% weighting. By using multiple disciplines, we seek to provide diversification and consistent long-term results.

OUR SUCCESSES

Individual stock selection was the primary source of outperformance versus the benchmark. Strong selections were made in construction, financials, health care, and basic industry. In particular, overweighted positions in United States Steel, Pulte Homes, Fremont General, and D.R. Horton paid off, as these stocks performed well. Underweighting or avoiding altogether stocks such as Comcast, Bank of America, ExxonMobil, and Viacom proved beneficial as well. Both valuation disciplines--price-to-intrinsic value and price-to-normalized earnings--added to performance during the period.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The fund reflects the advisor's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

OUR SHORTFALLS

Sector selection had a negative impact, with our overweighted position in health care and underweighted position in oil and gas hurting relative performance the most. Price momentum (part of our improving-fundamentals model) had a negative impact as well, detracting approximately 10 basis points (0.1 percentage point) from return. Stock selection was weak in retail stores and transportation.

THE FUND'S POSITIONING

We continue to believe that U.S. value stocks are more attractive than U.S. growth stocks. The fund's largest position is in the financials sector, which looks promising based on our valuation disciplines. Several financial stocks also appear to have strong market sentiment behind them.

Our disciplined approach to investing had both ups and downs in the environment of the last six months. However, we believe that our process of combining value and momentum in the portfolio will continue to provide excess returns in the long term.

PORTFOLIO CHANGES

We decreased the fund's weightings in health care and technology stocks and maintained the weighting in financial stocks. Among individual securities, we added to our position in J.P. Morgan Chase on the basis of price-to-normalized earnings. We increased our position in Home Depot on the basis of price-to-intrinsic value and improving fundamentals, and added to our position in BellSouth, as we liked its valuations for the period. We initiated a position in Cardinal Health, which demonstrated strong price-to-intrinsic value.

We sold our positions in IBM and Bristol-Myers Squibb and trimmed our position in Bank of America, all due to weakened fundamentals. We also reduced our shares in Comcast, which exhibited deteriorating valuations and weakened fundamentals.

CHRISTOPHER M. DARNELL, DIRECTOR OF RESEARCH
ROBERT M. SOUCY, MANAGING DIRECTOR
GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
APRIL 21, 2004

--------------------------------------------------------------------------------
AS OF 3/31/2004
FUND PROFILE
This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                            FUND             INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                             401              2,007        5,157
Median Market Cap                         $15.5B             $21.8B       $27.1B
Price/Earnings Ratio                       16.9x              18.4x        23.7x
Price/Book Ratio                            2.1x               2.2x         3.0x
Yield                                       1.5%               2.3%         1.5%
Return on Equity                           18.3%              16.5%        15.7%
Earnings Growth Rate                        5.6%               5.3%         5.5%
Foreign Holdings                            0.0%               0.0%         0.9%
Turnover Rate                               56%+                 --           --
Expense Ratio                             0.60%+                 --           --
Short-Term Reserves                           3%                 --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
VOLATILITY MEASURES
                                            COMPARATIVE                    BROAD
                                     FUND        INDEX*         FUND     INDEX**
--------------------------------------------------------------------------------
R-Squared                            0.95          1.00         0.89        1.00
Beta                                 0.99          1.00         0.91        1.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         5%             3%               3%
Consumer Discretionary                       12             11               16
Consumer Staples                              5              6                7
Financial Services                           29             36               24
Health Care                                   7              4               13
Integrated Oils                               4              8                4
Other Energy                                  2              2                3
Materials & Processing                        3              6                4
Producer Durables                             6              5                4
Technology                                    7              7               14
Utilities                                    15             12                7
Other                                         2              0                1
--------------------------------------------------------------------------------
Short-Term Reserves                           3%            --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)

SBC Communications Inc.                                                     3.1%
  (telecommunications services)
J.P. Morgan Chase & Co.                                                     2.5
  (banking)
Altria Group, Inc.                                                          2.3
  (food, beverage, and tobacco)
Verizon Communications Inc.                                                 1.9
  (telecommunications services)
Citigroup, Inc.                                                             1.9
  (banking)
General Motors Corp.                                                        1.8
  (automobiles)
Fannie Mae                                                                  1.8
  (financial services)
Pfizer Inc.                                                                 1.7
  (pharmaceuticals)
Home Depot, Inc.                                                            1.6
  (retail)
BellSouth Corp.                                                             1.6
  (telecommunications services)
--------------------------------------------------------------------------------
Top Ten                                                                    20.2%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP                      LARGE
STYLE                           VALUE
--------------------------------------------------------------------------------

*Russell 3000 Value Index.
**Wilshire 5000 Index.
+Annualized.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund's beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the market in general, as measured by a given index. If a fund's total returns were precisely synchronized with an index's returns, its R-squared would be 1.00. If the fund's returns bore no relationship to the index's returns, its R-squared would be 0.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 3/31/2004
PERFORMANCE SUMMARY
ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The
returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

U.S. VALUE FUND
--------------------------------------------------------------------------------
Fiscal-Year Total Returns (%) JUNE 29, 2000-MARCH 31, 2004

Fiscal Year                  U.S. Value Fund            Russell 3000 Value Index
2000                                     8.2                                 5.6
2001                                    -2.8                                  -8
2002                                   -13.1                               -15.9
2003                                    22.1                                24.9
2004*                                   19.6                                18.2
--------------------------------------------------------------------------------
*Six months ended March 31, 2004.
Note: See Financial Highlights table on page 21 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004
                                                           SINCE INCEPTION
                                                ONE   --------------------------
                          INCEPTION DATE       YEAR  CAPITAL   INCOME      TOTAL
--------------------------------------------------------------------------------
U.S. Value Fund                6/29/2000     44.90%    6.63%    1.34%      7.97%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004
                                          BEGINNING        ENDING       EXPENSES
                                      ACCOUNT VALUE ACCOUNT VALUE    PAID DURING
U.S. VALUE FUND                           9/30/2003     3/31/2004        PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                           $1,000        $1,197          $3.30
Hypothetical 5% Return                        1,000         1,047           3.07
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                 AVERAGE
                                               FUND            MULTI-CAP
                                            EXPENSE           VALUE FUND
                                              RATIO        EXPENSE RATIO
--------------------------------------------------------------------------------
U.S. Value Fund                               0.60%               1.46%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 3/31/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (5.5%)
  General Motors Corp.                                  259,100         $ 12,204
  Ford Motor Co.                                        522,329            7,088
  Harley-Davidson, Inc.                                  64,500            3,440
  Burlington Northern
  Santa Fe Corp.                                         71,000            2,237
  Lear Corp.                                             27,700            1,716
  Dana Corp.                                             62,200            1,235
* American Axle &
    Manufacturing Holdings, Inc.                         28,200            1,039
  PACCAR, Inc.                                           18,150            1,021
* TBC Corp.                                              31,000              910
  Cooper Tire & Rubber Co.                               39,500              796
  Delphi Corp.                                           71,000              707
* The Goodyear Tire & Rubber Co.                         61,300              524
* Dura Automotive Systems, Inc.                          38,100              506
  ArvinMeritor, Inc.                                     25,300              502
* Continental Airlines, Inc. Class B                     33,700              422
* Fleetwood Enterprises, Inc.                            33,800              415
* Kansas City Southern                                   28,400              395
* Aviall Inc.                                            23,200              353
  Overseas Shipholding Group Inc.                         5,300              193
* Mesa Air Group Inc.                                    20,900              173
* Northwest Airlines Corp. Class A                       16,400              166
* Atlantic Coast Airlines Holdings Inc.                  18,900              137
* AMR Corp.                                               5,700               73
                                                                        --------
                                                                          36,252
                                                                        --------
CONSUMER DISCRETIONARY (12.4%)
  Home Depot, Inc.                                      293,800           10,976
* Time Warner, Inc.                                     575,600            9,705
  Cendant Corp.                                         288,111            7,027
  McDonald's Corp.                                      176,200            5,034
  Sears, Roebuck & Co.                                  101,600            4,365
  Eastman Kodak Co.                                     160,100            4,190
  May Department Stores Co.                              55,400            1,916
  IKON Office Solutions, Inc.                           149,300            1,911
  Federated Department Stores, Inc.                      34,200            1,849
  The Neiman Marcus Group, Inc.
    Class A                                              31,300            1,688
  Jones Apparel Group, Inc.                              45,100            1,630
  GTECH Holdings Corp.                                   24,100            1,425
  VF Corp.                                               26,200            1,224
  Applebee's International, Inc.                         28,600            1,183
* Liberty Media Corp.                                   106,500            1,166
  Abercrombie & Fitch Co.                                33,600            1,137
  J.C. Penney Co., Inc. (Holding Co.)                    32,600            1,134
* Ryan's Family Steak Houses, Inc.                       64,900            1,110
* InterActiveCorp                                        34,900            1,102
* American Greetings Corp. Class A                       45,800            1,043
* Mohawk Industries, Inc.                                11,100              914
  Whirlpool Corp.                                        13,200              909
* XM Satellite Radio Holdings, Inc.                      31,500              882
* Interpublic Group of Cos., Inc.                        54,300              835
  Dillard's Inc.                                         42,800              820

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
  Furniture Brands
    International Inc.                                   25,100         $    808
  Hasbro, Inc.                                           36,400              792
  Foot Locker, Inc.                                      30,300              782
* Papa John's International, Inc.                        20,500              694
* Toys R Us, Inc.                                        40,900              687
* American Eagle Outfitters, Inc.                        24,000              647
* MPS Group, Inc.                                        57,200              636
* Corrections Corp. of America                           17,600              627
  R.R. Donnelley & Sons Co.                              20,700              626
  Limited Brands, Inc.                                   31,100              622
  Lone Star Steakhouse
    & Saloon, Inc.                                       20,900              610
* CKE Restaurants Inc.                                   61,000              604
* Consolidated Graphics, Inc.                            15,300              588
* Catalina Marketing Corp.                               29,800              578
* DirecTV Group, Inc.                                    37,400              575
  Reebok International Ltd.                              13,800              571
  Maytag Corp.                                           17,800              562
  Starwood Hotels &
    Resorts Worldwide, Inc.                              13,400              543
* United Stationers, Inc.                                11,900              501
* Pre-Paid Legal Services, Inc.                          19,400              475
  Blockbuster Inc. Class A                               26,000              455
* Earthlink, Inc.                                        48,000              425
* Barnes & Noble, Inc.                                   13,000              424
* Group 1 Automotive, Inc.                               11,300              409
  American Woodmark Corp.                                 6,100              405
* Central Garden and Pet Co.                             10,400              374
* CSK Auto Corp.                                         20,100              364
* Salton, Inc.                                           35,900              336
* Finish Line, Inc.                                       7,900              292
* Bally Total Fitness Holding Corp.                      48,800              286
* CEC Entertainment Inc.                                  7,500              260
* Geo Group Inc.                                         10,200              235
* Lightbridge, Inc.                                      35,400              209
* VeriSign, Inc.                                         12,100              201
* Tetra Tech, Inc.                                        6,300              135
  The Pep Boys
    (Manny, Moe & Jack)                                   4,700              130
* Brightpoint, Inc.                                       7,500              115
* Office Depot, Inc.                                      1,300               24
* QRS Corp.                                               4,100               23
                                                                        --------
                                                                          82,805
                                                                        --------
CONSUMER STAPLES (5.2%)
  Altria Group, Inc.                                    282,500           15,382
* Safeway, Inc.                                         209,300            4,307
  Albertson's, Inc.                                     114,100            2,527
  Tyson Foods, Inc.                                     115,200            2,079
  R.J. Reynolds Tobacco
    Holdings, Inc.                                       34,100            2,063
* The Kroger Co.                                         98,500            1,639
  SuperValu Inc.                                         53,500            1,634
  Universal Corp. (VA)                                   27,300            1,387
  Sara Lee Corp.                                         42,800              936
  CVS Corp.                                              19,300              681
  Nash-Finch Co.                                         24,000              568
  UST, Inc.                                              13,900              502
* Rite Aid Corp.                                         91,800              499
  Standard Commercial
    Tobacco Co.                                          11,700              217
  Longs Drug Stores, Inc.                                 7,700              145
* John B. Sanfilippo & Son, Inc.                          3,300              121
* Del Monte Foods Co.                                     5,200               59
                                                                        --------
                                                                          34,746
                                                                        --------
FINANCIAL SERVICES (28.4%)
  BANKS--NEW YORK CITY (2.7%)
  J.P. Morgan Chase & Co.                               391,750           16,434
  The Bank of New York Co., Inc.                         45,700            1,440

  BANKS--OUTSIDE NEW YORK CITY (5.0%)
  FleetBoston Financial Corp.                           106,554            4,784
  Comerica, Inc.                                         76,700            4,166
  PNC Financial Services Group                           56,500            3,131
  KeyCorp                                                92,400            2,799
  Wachovia Corp.                                         54,400            2,557
  SunTrust Banks, Inc.                                   29,000            2,022
  National City Corp.                                    56,800            2,021
  Regions Financial Corp.                                50,400            1,841
  Provident Financial Group, Inc.                        40,100            1,610
  Greater Bay Bancorp                                    52,700            1,541
  BB&T Corp.                                             27,200              960
  Bank of America Corp.                                  10,500              850
  Colonial BancGroup, Inc.                               43,600              807
* Silicon Valley Bancshares                              24,100              782
  AmSouth Bancorp                                        30,600              719
  Union Planters Corp.                                   21,800              651
  City National Corp.                                    10,000              599
  State Street Corp.                                      8,800              459
  FirstMerit Corp.                                       13,600              354
  Nara Bancorp, Inc.                                      9,500              281
  Hibernia Corp. Class A                                 10,400              244

  DIVERSIFIED FINANCIAL SERVICES (3.4%)
  Citigroup, Inc.                                       248,200           12,832
  Morgan Stanley                                         65,700            3,765
  Merrill Lynch & Co., Inc.                              36,100            2,150
  CIT Group Inc.                                         34,300            1,305
  John Hancock Financial
    Services, Inc.                                       27,300            1,193
  Metropolitan Life Insurance Co.                        31,300            1,117

  FINANCE COMPANIES (0.8%)
  Capital One Financial Corp.                            70,500            5,318

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
  FINANCE--SMALL LOAN (0.1%)
* AmeriCredit Corp.                                      33,500         $    571

  FINANCIAL DATA PROCESSING SERVICES (0.3%)
  First Data Corp.                                       46,900            1,977

  FINANCIAL MISCELLANEOUS (5.7%)
  Fannie Mae                                            161,000           11,970
  MBNA Corp.                                            260,000            7,184
  Freddie Mac                                            59,100            3,490
  MGIC Investment Corp.                                  54,300            3,488
  Fidelity National Financial, Inc.                      81,753            3,237
  Ambac Financial Group, Inc.                            20,500            1,512
* Providian Financial Corp.                             112,400            1,472
  Radian Group, Inc.                                     30,500            1,299
  First American Corp.                                   37,600            1,144
  Nationwide Financial Services, Inc.                    24,800              894
  LandAmerica Financial Group, Inc.                      15,300              692
  MBIA, Inc.                                              9,500              596
  WSFS Financial Corp.                                   11,600              582
  Stewart Information Services Corp.                     13,300              523

  INSURANCE--LIFE (0.1%)
  AmerUs Group Co. 12,500 504

  INSURANCE--MULTILINE (4.4%)
  The Hartford Financial Services
    Group Inc.                                           68,900            4,389
  Loews Corp.                                            73,300            4,329
  Allstate Corp.                                         92,800            4,219
  CIGNA Corp.                                            69,300            4,090
  UnumProvident Corp.                                   198,600            2,906
  Torchmark Corp.                                        34,800            1,872
  Old Republic International Corp.                       66,850            1,642
  Lincoln National Corp.                                 28,000            1,325
  Protective Life Corp.                                  30,000            1,124
* Allmerica Financial Corp.                              28,400              981
* CNA Financial Corp.                                    32,100              885
  Aon Corp.                                              29,100              812
  American Financial Group, Inc.                         22,700              677
  Horace Mann Educators Corp.                            10,800              170

  INSURANCE--PROPERTY-CASUALTY (0.9%)
  Travelers Property
    Casualty Corp. Class A                              128,300            2,200
  The PMI Group Inc.                                     43,100            1,610
  Fremont General Corp.                                  49,000            1,499
  Commerce Group, Inc.                                   16,100              773

  INVESTMENT MANAGEMENT COMPANIES (0.1%)
  Janus Capital Group Inc.                               26,200              429
  Real Estate Investment Trusts (0.7%)
  HRPT Properties Trust REIT                            104,300            1,179
  Annaly Mortgage
    Management Inc. REIT                                 41,200              805
* La Quinta Corp. REIT                                  102,600              774
  Capstead Mortgage Corp. REIT                           26,000              480
  Friedman, Billings,
    Ramsey Group, Inc. Class A                           17,300              467
  Vornado Realty Trust REIT                               7,400              448
  National Health Investors REIT                         12,100              373
  Boykin Lodging Co. REIT                                30,000              278
  Ventas, Inc. REIT                                       8,200              225

  RENT & LEASE SERVICES--COMMERCIAL (0.2%)
* United Rentals, Inc.                                   40,700              723
  Ryder System, Inc.                                     14,400              558

  SAVINGS & LOAN (3.1%)
  Washington Mutual, Inc.                               176,679            7,546
  Astoria Financial Corp.                                50,000            1,902
  Green Point Financial Corp.                            41,950            1,834
  Flagstar Bancorp, Inc.                                 51,400            1,318
  Sovereign Bancorp, Inc.                                59,300            1,270
  Downey Financial Corp.                                 19,400            1,026
  IndyMac Bancorp, Inc.                                  23,900              867
  BankAtlantic Bancorp, Inc.
    Class A                                              47,600              807
  Washington Federal Inc.                                29,565              755
  Charter One Financial, Inc.                            17,800              629
  Commercial Federal Corp.                               19,300              533
* First Federal Financial Corp.                          11,400              526
  New York Community
    Bancorp, Inc.                                        12,700              435
* Ocwen Financial Corp.                                  44,600              431
* Local Financial Corp.                                  14,600              318
  MAF Bancorp, Inc.                                       5,300              230
  Coastal Bancorp, Inc.                                   4,900              203

  SECURITIES BROKERS & SERVICES (0.9%)
  Countrywide Financial Corp.                            19,766            1,896
  Bear Stearns Co., Inc.                                 20,000            1,754
* Knight Trading Group, Inc.                             64,000              810
  Lehman Brothers Holdings, Inc.                          7,500              622
  A.G. Edwards & Sons, Inc.                              14,700              575
* E*TRADE Financial Corp                                 29,700              397
  Advanta Corp. Class A                                  15,500              260
                                                                        --------
                                                                         189,053
                                                                        --------
HEALTH CARE (7.0%)
  Pfizer Inc.                                           332,500           11,654
  Merck & Co., Inc.                                     197,100            8,710
  Cardinal Health, Inc.                                  71,600            4,933

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
  Guidant Corp.                                          65,200         $  4,132
  Schering-Plough Corp.                                 225,600            3,659
  AmerisourceBergen Corp.                                43,400            2,373
  Johnson & Johnson                                      34,700            1,760
* Health Net Inc.                                        43,700            1,089
  Baxter International, Inc.                             34,800            1,075
  McKesson Corp.                                         32,000              963
* PacifiCare Health Systems, Inc.                        23,300              922
  Aetna Inc.                                              9,300              834
* Invitrogen Corp.                                        9,700              695
* Ocular Sciences, Inc.                                  23,800              694
* Sola International Inc.                                28,000              651
  Mentor Corp.                                           19,700              593
* Millennium Pharmaceuticals, Inc.                       30,200              510
* Humana Inc.                                            20,700              394
* Tenet Healthcare Corp.                                 27,800              310
* ICOS Corp.                                              7,800              289
  Valeant Pharmaceuticals
    International                                        10,800              258
* Thoratec Corp.                                         11,700              146
* Kendle International Inc.                              11,200              100
* US Physical Therapy, Inc.                                 800               11
                                                                        --------
                                                                          46,755
                                                                        --------
INTEGRATED OILS (3.6%)
  ConocoPhillips Co.                                    133,654            9,330
  ExxonMobil Corp.                                      186,500            7,757
  Marathon Oil Corp.                                    102,100            3,438
  Amerada Hess Corp.                                     42,600            2,781
  ChevronTexaco Corp.                                    10,600              930
                                                                        --------
                                                                          24,236
                                                                        --------
OTHER ENERGY (1.9%)
  El Paso Corp.                                         410,300            2,917
  Devon Energy Corp.                                     25,700            1,494
  Chesapeake Energy Corp.                                96,700            1,296
  Valero Energy Corp.                                    21,000            1,259
* Tesoro Petroleum Corp.                                 64,100            1,204
* Calpine Corp.                                         255,600            1,194
  Williams Cos., Inc.                                    98,000              938
  Kerr-McGee Corp.                                       12,300              633
* Stone Energy Corp.                                     11,100              549
* Comstock Resources, Inc.                               24,500              487
* Petroleum Development Corp.                            10,200              292
  Massey Energy Co.                                      10,600              234
* Matrix Service Co.                                     13,900              188
                                                                        --------
                                                                          12,685
                                                                        --------
MATERIALS & PROCESSING (3.2%)
  Alcoa Inc.                                            112,700            3,910
  Lafarge North America Inc.                             49,500            2,012
  Monsanto Co.                                           45,000            1,650
  United States Steel Corp.                              33,200            1,237
  Ashland, Inc.                                          25,100            1,167
  York International Corp.                               29,000            1,140
  Precision Castparts Corp.                              22,100              973
  Georgia Pacific Group                                  28,400              958
* Cleveland-Cliffs Inc.                                  13,900              909
  Sherwin-Williams Co.                                   22,000              845
* Owens-Illinois, Inc.                                   58,900              826
* Phelps Dodge Corp.                                      7,900              645
* GrafTech International Ltd.                            42,600              637
  Engelhard Corp.                                        20,700              619
  Sonoco Products Co.                                    21,000              510
  Allegheny Technologies Inc.                            42,000              508
* OM Group, Inc.                                         16,500              503
* Griffon Corp.                                          20,100              434
  Schnitzer Steel Industries, Inc.
    Class A                                              11,600              372
  Lubrizol Corp.                                         11,400              359
* URS Corp.                                              11,900              342
  Apogee Enterprises, Inc.                               27,200              335
* WCI Communities, Inc.                                   9,100              228
* Shaw Group, Inc.                                       20,700              224
  Harsco Corp.                                            2,500              114
  Eagle Materials, Inc.                                     944               56
                                                                        --------
                                                                          21,513
                                                                        --------
PRODUCER DURABLES (6.2%)
  The Boeing Co.                                         95,800            3,935
  D. R. Horton, Inc.                                     92,797            3,288
* Xerox Corp.                                           217,800            3,173
  Centex Corp.                                           48,200            2,606
  Pulte Homes, Inc.                                      46,400            2,580
  Caterpillar, Inc.                                      28,100            2,222
  Northrop Grumman Corp.                                 22,367            2,201
  KB HOME                                                27,100            2,191
  Lennar Corp. Class A                                   39,200            2,118
  MDC Holdings, Inc.                                     27,900            1,964
* Toll Brothers, Inc.                                    42,200            1,917
* Agilent Technologies, Inc.                             60,100            1,901
  Ryland Group, Inc.                                     16,700            1,483
  Beazer Homes USA, Inc.                                 13,200            1,398
  Cummins Inc.                                           22,300            1,303
  Goodrich Corp.                                         44,600            1,252
  Standard Pacific Corp.                                 17,100            1,026
* Rayovac Corp.                                          33,500              958
* Meritage Corp.                                         12,900              958
  NACCO Industries, Inc. Class A                          7,400              610
* Champion Enterprises, Inc.                             50,000              530
* Polycom, Inc.                                          23,900              507
* Crown Castle International Corp.                       37,400              472
* American Tower Corp. Class A                           34,200              388
* General Cable Corp.                                    38,300              283
* Rudolph Technologies, Inc.                             12,600              236
                                                                        --------
                                                                          41,500
                                                                        --------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
TECHNOLOGY (6.8%)
  Computer Associates
    International, Inc.                                 194,500         $  5,224
  Electronic Data Systems Corp.                         176,800            3,421
  Hewlett-Packard Co.                                   143,000            3,266
  Motorola, Inc.                                        148,800            2,619
* Dell Inc.                                              73,600            2,474
* Oracle Corp.                                          171,000            2,055
* Corning, Inc.                                         159,800            1,787
* Ingram Micro, Inc. Class A                             93,300            1,689
* BMC Software, Inc.                                     79,100            1,546
* Ceridian Corp.                                         71,900            1,417
  Microsoft Corp.                                        49,900            1,246
  Rockwell Automation, Inc.                              29,700            1,030
* Avaya Inc.                                             64,000            1,016
* Comverse Technology, Inc.                              44,500              807
  General Dynamics Corp.                                  8,600              768
* Arrow Electronics, Inc.                                29,600              754
  Scientific-Atlanta, Inc.                               23,200              751
* Sanmina-SCI Corp.                                      67,900              748
  PerkinElmer, Inc.                                      34,200              708
* Keane, Inc.                                            41,600              655
* Gartner, Inc. Class A                                  52,400              610
* Tellabs, Inc.                                          66,300              572
* Pixelworks, Inc.                                       31,800              545
* Apple Computer, Inc.                                   20,100              544
* Compuware Corp.                                        72,200              538
* Ciber, Inc.                                            46,600              513
* InterVoice, Inc.                                       30,300              511
* Microsemi Corp.                                        30,600              419
* Micron Technology, Inc.                                23,900              399
* Adaptec, Inc.                                          45,300              397
* Tekelec                                                23,500              390
* National Semiconductor Corp.                            8,600              382
* Avnet, Inc.                                            14,300              350
  Intersil Corp.                                         14,900              332
* Cypress Semiconductor Corp.                            15,700              321
* NCR Corp.                                               7,100              313
* Siebel Systems, Inc.                                   26,500              306
* International Rectifier Corp.                           6,600              304
* Trimble Navigation Ltd.                                13,100              300
* Fairchild Semiconductor
    International, Inc.                                  12,500              300
* Integrated Silicon Solution, Inc.                      15,600              277
* Sykes Enterprises, Inc.                                42,500              253
* Mentor Graphics Corp.                                  14,100              251
* EMC Corp.                                              18,200              248
* ViaSat, Inc.                                            9,500              236
* MICROS Systems, Inc.                                    5,100              230
* Manugistics Group, Inc.                                30,500              209
* Solectron Corp.                                        34,900              193
* Advanced Digital
    Information Corp.                                    15,800              180
  Pomeroy IT Solutions, Inc.                             11,500              167
  Talx Corp.                                              6,300              138
* Hutchinson Technology, Inc.                             4,700              132
* Avocent Corp.                                           3,300              121
* Storage Technology Corp.                                3,300               92
                                                                        --------
                                                                          45,054
                                                                        --------
UTILITIES (15.1%)
  SBC Communications Inc.                               842,500           20,675
  Verizon Communications Inc.                           351,402           12,840
  BellSouth Corp.                                       383,400           10,616
  Sprint Corp.                                          351,500            6,478
  AT&T Corp.                                            307,880            6,025
* PG&E Corp.                                            202,000            5,852
  Duke Energy Corp.                                     151,100            3,415
  American Electric Power Co., Inc.                     102,200            3,364
* AT&T Wireless Services Inc.                           178,600            2,431
  Edison International                                   97,800            2,376
  Public Service Enterprise
    Group, Inc.                                          42,500            1,997
  Sempra Energy                                          58,000            1,844
  TXU Corp.                                              57,900            1,659
  Xcel Energy, Inc.                                      91,400            1,628
* Comcast Corp. Special Class A                          51,100            1,425
  OGE Energy Corp.                                       52,700            1,393
  PPL Corp.                                              28,300            1,290
  PNM Resources Inc.                                     39,900            1,199
  Puget Energy, Inc.                                     52,600            1,177
  Westar Energy, Inc.                                    49,200            1,031
  CenterPoint Energy Inc.                                86,200              985
  Constellation Energy Group, Inc.                       23,600              943
  Consolidated Edison Inc.                               19,400              856
* AES Corp.                                              98,600              841
  Kinder Morgan, Inc.                                    13,200              832
  Energy East Corp.                                      28,500              723
  Avista Corp.                                           36,900              698
* CMS Energy Corp.                                       77,700              695
  Telephone & Data Systems, Inc.                          9,700              687
  Duquesne Light Holdings, Inc.                          35,100              684
  Pinnacle West Capital Corp.                            15,400              606
  TECO Energy, Inc.                                      41,400              606
* Allegheny Energy, Inc.                                 42,500              583
  FirstEnergy Corp.                                      13,400              524
* UnitedGlobalCom Inc. Class A                           61,400              521
  Great Plains Energy, Inc.                              15,400              520
  ONEOK, Inc.                                            22,600              510
* Primus Telecommunications
    Group, Inc.                                          20,100              169
* Citizens Communications Co.                            10,100              131
                                                                        --------
                                                                         100,829
                                                                        --------

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
U.S. VALUE FUND                                         SHARES             (000)
--------------------------------------------------------------------------------
OTHER (1.9%)
  Honeywell International Inc.                          119,500         $  4,045
  Johnson Controls, Inc.                                 39,400            2,331
  Brunswick Corp.                                        42,500            1,735
  Textron, Inc.                                          23,000            1,222
* FMC Corp.                                              25,500            1,092
  Lancaster Colony Corp.                                 25,200            1,018
  Trinity Industries, Inc.                               21,800              606
  Fortune Brands, Inc.                                    5,900              452
  GenCorp, Inc.                                          24,800              269
                                                                        --------
                                                                          12,770
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $567,344)                                                        648,198
--------------------------------------------------------------------------------
Face
Amount
(000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (3.6%)
--------------------------------------------------------------------------------
U.S. TREASURY BILL
  0.92%, 4/22/2004                                      $   600              600
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
  Obligations in a Pooled
  Cash Account
  1.04%, 4/1/2004                                        20,275          20,275
  1.06%, 4/1/2004--Note F                                 3,443           3,443
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $24,318)                                                         24,318
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.8%)
  (Cost $591,662)                                                       672,516
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.8%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                     20,797
Payables for Investment Securities Purchased                            (21,391)
Other Liabilities--Note F                                                (4,880)
                                                                        --------
                                                                         (5,474)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 52,308,045 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                            $667,042
================================================================================
NET ASSET VALUE PER SHARE                                                $12.75
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
REIT--Real Estate Investment Trust.


--------------------------------------------------------------------------------
                                                           AMOUNT            PER
                                                            (000)          SHARE
--------------------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                          $604,325        $11.55
Undistributed Net
  Investment Income                                         1,118           .02
Accumulated Net Realized Losses                           (19,255)         (.37)
Unrealized Appreciation                                    80,854          1.55
--------------------------------------------------------------------------------
NET ASSETS                                               $667,042        $12.75
================================================================================
See Note D in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                                 U.S. VALUE FUND
                                                 SIX MONTHS ENDED MARCH 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $   5,245
  Interest                                                                  122
  Security Lending                                                           43
--------------------------------------------------------------------------------
    Total Income                                                          5,410
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               624
    Performance Adjustment                                                  180
  The Vanguard Group--Note C
    Management and Administrative                                           773
    Marketing and Distribution                                               34
  Custodian Fees                                                              6
  Shareholders' Reports                                                      12
--------------------------------------------------------------------------------
    Total Expenses                                                        1,629
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     3,781
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
  Investment Securities Sold                                             12,582
  Futures Contracts                                                         241
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                 12,823
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  Investment Securities                                                  74,022
  Futures Contracts                                                         141
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                         74,163
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $  90,767
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                             U.S. VALUE FUND
                                                                        -----------------------------
                                                                         SIX MONTHS             YEAR
                                                                              ENDED            ENDED
                                                                      MAR. 31, 2004   SEPT. 30, 2003
                                                                              (000)            (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $     3,781      $     7,736
  Realized Net Gain (Loss)                                                   12,823          (12,762)
  Change in Unrealized Appreciation (Depreciation)                           74,163           91,955
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations          90,767           86,929
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                      (7,640)          (7,425)
  Realized Capital Gain                                                          --               --
-----------------------------------------------------------------------------------------------------
    Total Distributions (7,640) (7,425)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                    209,145          150,487
  Issued in Lieu of Cash Distributions                                        6,819            6,538
  Redeemed                                                                 (106,351)        (178,500)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                 109,613          (21,475)
-----------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                 192,740           58,029
-----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                       474,302          416,273
-----------------------------------------------------------------------------------------------------
  End of Period                                                         $   667,042      $   474,302
=====================================================================================================

1Shares Issued (Redeemed)
Issued                                                                       16,853           15,162
Issued in Lieu of Cash Distributions                                            564              677
Redeemed                                                                     (8,938)         (18,209)
-----------------------------------------------------------------------------------------------------
Net Increase (Decrease) in Shares Outstanding                                 8,479           (2,370)
=====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

U.S. VALUE FUND
------------------------------------------------------------------------------------------------------------------
                                                 SIX MONTHS ENDED          YEAR ENDED SEPT. 30,        JUNE 5* TO
                                                        MARCH 31,    -------------------------------    SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD               2004      2003         2002        2001         2000
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $10.82     $9.01       $10.46      $10.84       $10.00
------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                       .09       .17          .13         .11          .04
  Net Realized and Unrealized Gain (Loss) on Investments     2.02      1.80        (1.48)       (.41)         .80
------------------------------------------------------------------------------------------------------------------
    Total from Investment Operations                         2.11      1.97        (1.35)       (.30)         .84
------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                       (.18)     (.16)        (.10)       (.08)          --
  Distributions from Realized Capital Gains                    --        --           --          --           --
------------------------------------------------------------------------------------------------------------------
    Total Distributions                                      (.18)     (.16)        (.10)       (.08)          --
------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                             $12.75    $10.82        $9.01      $10.46       $10.84
==================================================================================================================
TOTAL RETURN                                                19.59%    22.08%     -13.11%      -2.82%         8.18%
==================================================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                       $667      $474         $416        $283          $68
  Ratio of Total Expenses to Average Net Assets**          0.60%+     0.63%        0.54%       0.51%       0.58%+
  Ratio of Net Investment Income to Average Net Assets     1.38%+     1.72%        1.36%       1.67%       2.08%+
  Portfolio Turnover Rate                                    56%+       50%          46%         54%          18%
==================================================================================================================

* Subscription period for the fund was June 5, 2000, to June 29, 2000, during which time all assets were held in money market instruments. Performance measurement begins June 29, 2000, at a net asset value of $10.02.
**Includes performance-based investment advisory fee increases (decreases) of 0.07%, 0.09%, 0.04%, 0.03%, 0.00%.
+Annualized.



SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard U.S. Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. FUTURES CONTRACTS: The fund uses S&P 500 Index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

     Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

3. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances into a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

4. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

5.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Grantham, Mayo, Van Otterloo & Co. LLC provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund's performance for the preceding three years relative to the Russell 3000 Value Index. For the six months ended March 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.225% of the fund's average net assets before an increase of $180,000 (0.07%) based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $90,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.09% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $32,260,000 to offset future net capital gains of $308,000 through September 30, 2009, $2,724,000 through September 30, 2010,
$18,350,000 through September 30, 2011, and $10,878,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $80,854,000, consisting of unrealized gains of $98,152,000 on securities that had risen in value since their purchase and $17,298,000 in unrealized losses on securities that had fallen in value since their purchase.

E. During the six months ended March 31, 2004, the fund purchased $253,047,000 of investment securities and sold $148,924,000 of investment securities other than temporary cash investments.

F. The market value of securities on loan to broker/dealers at March 31, 2004, was $3,248,000, for which the fund held cash collateral of $3,443,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, and the ship logo are trademarks of The Vanguard Group, Inc.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.

To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q1242 052004

VANGUARD(R) CAPITAL VALUE FUND

March 31, 2004

[GRAPHIC]

SEMIANNUAL REPORT


THE VANGUARD GROUP (R) [LOGO]

HOW TO READ YOUR FUND REPORT

This report contains information that can help you evaluate your investment. It includes details about your fund's return and presents data and analysis that provide insight into the fund's performance and investment approach.

By reading the letter from Vanguard's chairman, John J. Brennan, together with the letter from the managers who select securities for your fund, you'll get an understanding of how the fund invests and how the market environment affected its performance. The statistical information that follows can help you understand how the fund's performance and characteristics stack up against those of similar funds and market benchmarks.

It's important to keep in mind that the opinions expressed by Vanguard's investment managers are just that: informed opinions. They should not be considered promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. As things change--and in the financial markets you can be certain only of change--an investment manager's job is to evaluate new information and make adjustments, if necessary. Of course, the risks of investing in the fund are spelled out in the prospectus.

Frequent updates on the fund's performance and information about some of its holdings are available on Vanguard.com(R).

--------------------------------------------------------------------------------
CONTENTS

 1 LETTER FROM THE CHAIRMAN
 5 REPORT FROM THE ADVISOR
 8 FUND PROFILE
 9 GLOSSARY OF INVESTMENT TERMS
10 PERFORMANCE SUMMARY
11 ABOUT YOUR FUND'S EXPENSES
13 FINANCIAL STATEMENTS
21 ADVANTAGES OF VANGUARD.COM

SUMMARY

- Vanguard Capital Value Fund provided a total return of 17.5% during the six months ended March 31, 2004.
- The fund's return outpaced those of the broad U.S. stock market and the average mutual fund peer.
- The fund's biggest contributions came from stocks in the financial services, materials & processing, and consumer discretionary sectors.

WANT LESS CLUTTER IN YOUR MAILBOX? JUST REGISTER WITH VANGUARD.COM AND OPT TO GET FUND REPORTS ONLINE.

--------------------------------------------------------------------------------
LETTER FROM THE CHAIRMAN
--------------------------------------------------------------------------------
Fellow Shareholder,

Vanguard Capital Value Fund returned 17.5% during the first half of its 2004 fiscal year, benefiting from a broad-based surge in the U.S. stock market and some sharp stock-picking by its investment advisor.

[PICTURES OF JOHN J. BRENNAN]

--------------------------------------------------------------------------------
TOTAL RETURNS                                                   SIX MONTHS ENDED
                                                                  MARCH 31, 2004
--------------------------------------------------------------------------------
VANGUARD CAPITAL VALUE FUND                                                17.5%
Russell 3000 Value Index                                                   18.2
Average Multi-Cap Value Fund*                                              16.8
Wilshire 5000 Index                                                        15.3
--------------------------------------------------------------------------------
*Derived from data provided by Lipper Inc.

The adjacent table provides details about the total returns (capital change plus reinvested dividends) for your fund, its unmanaged benchmark, its average peer fund, and the Wilshire 5000 Total Market Index, the broadest measure of the U.S. stock market. As you can see, the fund's excellent return was a bit short of the 18.2% return of the Russell 3000 Value Index, a benchmark for value-oriented, large-capitalization U.S. stocks. You can find information on the fund's per-share distributions and its starting and ending net asset values in the table on page 4.

SMALL STOCKS LED THE WAY

The U.S. stock market's yearlong rally continued through the six months ended March 31. Gains were broad-based and were especially powerful among small-cap stocks. While the overall equity market, as represented by the Wilshire 5000 Index, gained 15.3% during the fiscal half-year, the small stocks represented by the Russell 2000 Index returned 21.7%, a pattern of relative performance that is fairly typical of the early stages of an economic expansion. Across the market-cap spectrum, returns of value-oriented stocks, which generally trade at below-market valuations relative to their book values, were higher than those of their growth-oriented counterparts (those expected to produce above-average earnings growth).

Although the economy emerged from recession more than two years ago, the recovery has been halting and lopsided, with remarkable strength in housing and consumer spending, for example, but persistent weakness in corporate investment, manufacturing, and the labor markets. During the past six months, however, economic reports began to validate the stock market's optimism, indicating robust economic growth, a pickup in manufacturing, and signs of improvement in employment.

International stocks also generated excellent six-month returns. Respectable gains in markets throughout Europe, Asia, and Latin America were enhanced for U.S.-based investors by the dollar's sharp decline relative to most currencies.

BOND RETURNS REFLECTED THEIR YIELDS

Interest rates declined toward 12-month lows, boosting bond prices, but much of the six-month return in the fixed income markets was generated by income. (As of March 31, the yield of the 10-year U.S. Treasury note stood at 3.84%, down 10 basis points--0.10 percentage point--from the start of the period.) Investment-grade taxable bonds, as measured by the Lehman Brothers Aggregate Bond Index, returned 3%. In general, bonds issued by companies with shakier balance sheets outperformed better-quality credits as investors sought out higher-yielding securities. Short-term interest rates remained near generational lows.

--------------------------------------------------------------------------------
MARKET BAROMETER                                                   TOTAL RETURNS
                                                    PERIODS ENDED MARCH 31, 2004
                                                    ----------------------------
                                                        SIX        ONE      FIVE
                                                     MONTHS       YEAR    YEARS*
--------------------------------------------------------------------------------
STOCKS
Russell 1000 Index (Large-caps)                       14.4%      36.4%     -0.6%
Russell 2000 Index (Small-caps)                       21.7       63.8       9.7
Wilshire 5000 Index (Entire market)                   15.3       39.4       0.2
MSCI All Country World Index
  ex USA (International)                              22.8       59.9       2.0
--------------------------------------------------------------------------------
BONDS
Lehman Aggregate Bond Index                            3.0%       5.4%      7.3%
  (Broad taxable market)
Lehman Municipal Bond Index                            3.1        5.9       6.0
Citigroup 3-Month Treasury Bill Index                  0.5        1.0       3.3
================================================================================
CPI
Consumer Price Index                                   1.2%       1.7%      2.6%
--------------------------------------------------------------------------------
*Annualized.

LARGE HOLDINGS FUELED THE FUND'S ADVANCE

During the first half of its 2004 fiscal year, the Capital Value Fund performed well, largely on the strength of the terrific returns of some of its largest holdings. As you probably know, the fund invests in stocks of various sizes and in various sectors as part of its strategy to find value in the U.S. stock market wherever it may reside. This search can lead--and in the past, has led--to concentrated positions in certain stocks.

In the most recent six months, the fund's biggest winners included Tyco International, Alcoa, Foot Locker, and top holding Citigroup, which accounted for more than 5% of assets on March 31. Financial services stocks played the most significant role in the fund's advance, followed by the consumer discretionary sector and the materials & processing group. Together, these three sectors made up about half of the fund's assets at period-end.

But, as you should expect in an actively managed fund that emphasizes stock-picking, not all selections were winners. Comcast shares were spurned by dissatisfied investors after its bid for Disney, and Health Net, which was among the fund's ten largest holdings when the period began, returned -21%. Generally, the fund's health care holdings were a disappointment during the half-year. Relative to the Russell 3000 Value Index, the fund held nearly three times the market weighting in health care stocks, which as a group lagged far behind the leading sectors.

I'd like to close my examination of the fund's performance with a note of thanks to Charles T. Freeman of Wellington Management Company, who has served as the lead portfolio manager since the fund's inception in 2001. Mr. Freeman will retire on June 30 and will be replaced by the fund's assistant portfolio manager, David R. Fassnacht. Mr. Freeman, who will also be retiring as lead portfolio manager of Vanguard(R) Windsor(TM) Fund, has served the Capital Value Fund and its shareholders extremely well. He has earned the gratitude of Vanguard for his hard work and dedication over 35 years, and for the excellent track record he has achieved for our funds' shareholders. We wish him well.

LEARNING FROM THE PAST

The past several years have provided a condensed version of a lifetime of investment experience: one of the greatest bull markets in modern history, followed by one of the worst bear markets for stocks, followed in turn by a truly remarkable rebound. Ebbs and flows are inevitable in the financial markets, but--as investors who weathered those years can attest--no one can predict their timing or magnitude.

Because market performance is outside anyone's control, we have always urged investors to concentrate on the factors within their control. First, decide on an allocation among stock, bond, and short-term investments that is appropriate for your goals, time horizon, and risk tolerance. Second, choose diversified, low-cost mutual funds to fulfill that asset allocation. (For details about your fund's cost advantage over its competitors, please see page 11.) Finally, persevere with your investment plan, making changes only to reestablish your original allocation or to make thoughtful modifications as your time horizon or goals change. Those who follow such a plan will never be at the top of the heap at any given moment, but they will never be at the bottom either.

In the end, reaching your financial objectives is the only important criterion for success, and following a diversified, balanced, low-cost approach provides the best odds of achieving those goals with fewer sleepless nights along the way.

Thank you for entrusting your hard-earned dollars to us.

Sincerely,


/s/John J. Brennan
JOHN J. BRENNAN
CHAIRMAN AND CHIEF EXECUTIVE OFFICER

APRIL 15, 2004



--------------------------------------------------------------------------------
YOUR FUND'S PERFORMANCE AT A GLANCE            SEPTEMBER 30, 2003-MARCH 31, 2004

                                                       DISTRIBUTIONS PER SHARE
                                                      --------------------------
                                 STARTING       ENDING       INCOME      CAPITAL
                              SHARE PRICE  SHARE PRICE    DIVIDENDS        GAINS
--------------------------------------------------------------------------------
Capital Value Fund                  $9.05       $10.57        $0.06        $0.00
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REPORT FROM THE ADVISOR
--------------------------------------------------------------------------------

Vanguard Capital Value Fund turned in a solid performance for the six months ended March 31, 2004. The fund's return was 17.5%, versus 15.3% for the Wilshire 5000 Index, 14.1% for the Standard & Poor's 500 Index, and 16.8% for the average multi-cap value fund. Over the past 12 months, the fund returned 51.9%, compared with 39.4% for the Wilshire 5000, 35.1% for the S&P 500, and 41.7% for the peer group. The outstanding 12-month return has offset much of the fund's very poor result in 2002, its first full year in existence.

For the six months, the consumer cyclicals, financials, and industrials contributed the most to our performance; health care and telecommunication services (cable) were the laggards. In individual stock terms, the biggest contributors were Tyco, Alcoa, Foot Locker, Citigroup, and Petrobras, while the biggest detractors were Comcast, Continental Airlines, Wyeth, and Health Net.

Comcast, a large holding that accounted for about 3.5% of fund assets at the beginning of the period, has underperformed since its mid-February bid for Disney. We--and others--opposed this bid, and we were hopeful that Comcast would walk away. In late April, Comcast dropped its bid to acquire Disney.

Even though the Capital Value Fund outperformed the broad market over the past 12 months, we believe that the fund still offers good upside potential, based on our usual value check. The fund's price/earnings ratio, based on projected 2004 earnings, is 14, a 26% discount to the market multiple of 18.8. Our "value proposition" is that the discount on our P/E is not warranted and that, as this discount closes, the portfolio should outperform.

--------------------------------------------------------------------------------
INVESTMENT  PHILOSOPHY
The fund reflects the advisor's belief that superior long-term investment results can be achieved through disciplined selection of stocks that are selling at prices below the fundamental value of the underlying companies.
--------------------------------------------------------------------------------

Among the purchases made during the last six months were a number of new smaller-cap names, including Rinker Group, WCI Communities, CBRL Group, Pinnacle Airlines, United Defense Industries, and USF. When the Capital Value Fund was launched, we said that it would be an "all-cap" fund, and that we would add small-cap goodies to the mix, one at a time, as we found them, in our usual patient, bargain-hunting style. Currently, over 19% of Capital Value's assets are in small-caps (companies valued below $3 billion), 32% are in mid-caps ($3 billion-$10 billion), and 49% are in large-caps (over $10 billion).

Our long-held constructive view of the economic outlook was fortified by the March jobs report. Factoring in the upward restatement of the January and February reports, job growth for the first quarter was 500,000--an annualized rate of about 1.5%. Given all the other positive signs in the job market (a big jump in help-wanted ads, declining layoffs, and declining unemployment claims), we would expect the rate to tick up to about 2% going forward. This clearly fills in the case for expecting GDP growth of about 4% in 2004. In our view, if inflation stays contained, that growth rate should be sustainable well beyond this year.

The clincher would be a crack in the price of crude oil, which we expect literally any time now. At this point, OPEC production looks to be about 3 million barrels per day in excess of demand for the middle part of the year. That is well above the 1 million barrels-per-day production cut that OPEC put into effect on April 1. We are very dubious that all this cut will be realized, at the current very high oil price. If we are right--and we have not been right on this, so far--the price of crude could drop a good 25%, from $36 a barrel to $27, or less. Such a drop would roll back much of the recent increase in gasoline prices and would be welcomed by consumers. And, obviously, it would be good for the economy.

We continue to think that inflation will stay contained. It has been running in the 1.5% range, year-to-year, which is extremely low. In fact, this rate is too good to last. We are inclined to think that as the economy grows stronger, inflation will move up to a rate of about 2.5%, but not much higher. The forces of ongoing strong productivity growth in the United States and of rising global competition--which helped break inflation in the first place--are not going away. We also think that the commodity price spikes that we have seen in a number of the metals have largely run their course, and--again--that crude oil prices, which are much more important economically, are actually headed lower.

As Jack Brennan mentioned in his letter, I will be retiring from Wellington Management Company and stepping down as the manager of Vanguard Capital Value Fund--and Vanguard Windsor Fund--on June 30. Dave Fassnacht, who has been Capital Value's assistant portfolio manager since its inception, will succeed me. Dave will be very ably assisted by an experienced research team that includes senior analysts Jim Averill, Jim Mordy, and Dave Palmer, and three other analysts.

I have great confidence that Dave and his team will continue to strive to outperform the market on your behalf, operating in the same opportunistic manner that has served well in the past. My own personal stakes in Capital Value and Windsor are my largest assets, and I plan to continue to hold them. In closing, I would like to thank Vanguard for the confidence it has shown in us, and I would like to thank the shareholders for the confidence that you have shown in us by entrusting us with your money. We have worked very hard to try to reward this confidence, and that commitment will continue under Dave and his team.

CHARLES T. FREEMAN, PORTFOLIO MANAGER

WELLINGTON MANAGEMENT COMPANY, LLP
APRIL 21, 2004

--------------------------------------------------------------------------------
AS OF 3/31/2004
FUND PROFILE

This Profile provides a snapshot of the fund's characteristics, compared where indicated with both an appropriate market index and a broad market index. Key terms are defined on page 9.
--------------------------------------------------------------------------------

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
PORTFOLIO CHARACTERISTICS
                                                        COMPARATIVE        BROAD
                                         FUND                INDEX*      INDEX**
--------------------------------------------------------------------------------
Number of Stocks                           93                 2,007        5,157
Median Market Cap                      $11.1B                $21.8B       $27.1B
Price/Earnings Ratio                    16.0x                 18.4x        23.7%
Price/Book Ratio                         2.4x                  2.2x         3.0x
Yield                                    0.6%                  2.3%         1.5%
Return on Equity                        18.5%                 16.5%        15.7%
Earnings Growth Rate                    12.0%                  5.3%         5.5%
Foreign Holdings                        17.2%                  0.0%         0.9%
Turnover Rate                            36%+                    --           --
Expense Ratio                          0.55%+                    --           --
Short-Term Reserves                        1%                    --           --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECTOR DIVERSIFICATION (% OF PORTFOLIO)
                                                    COMPARATIVE            BROAD
                                            FUND         INDEX*          INDEX**
--------------------------------------------------------------------------------
Auto & Transportation                         8%             3%               3%
Consumer Discretionary                       11             11               16
Consumer Staples                              0              6                7
Financial Services                           25             36               24
Health Care                                  11              4               13
Integrated Oils                               2              8                4
Other Energy                                  3              2                3
Materials & Processing                       16              6                4
Producer Durables                             5              5                4
Technology                                    9              7               14
Utilities                                     4             12                7
Other                                         5              0                1
--------------------------------------------------------------------------------
Short-Term Reserves                           1%            --               --
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
Citigroup, Inc.                                                             5.2%
  (banking)
Tyco International Ltd.                                                     4.2
  (conglomerate)
International Business Machines Corp.                                       2.9
  (computer hardware)
Fannie Mae                                                                  2.9
  (financial services)
Comcast Corp. Special Class A                                               2.9
  (telecommunications)
Alcoa Inc.                                                                  2.6
  (metals and mining)
Rinker Group Ltd.                                                           2.5
  (construction)
Pactiv Corp.                                                                2.3
  (paper & plastics)
Foot Locker, Inc.                                                           2.2
  (retail)
RenaissanceRe Holdings Ltd.                                                 2.2
  (insurance)
--------------------------------------------------------------------------------
Top Ten                                                                    29.9%
--------------------------------------------------------------------------------
"Ten Largest Holdings" excludes any temporary cash investments and equity index products.

--------------------------------------------------------------------------------
INVESTMENT FOCUS

MARKET CAP               MEDIUM
STYLE                    VALUE
--------------------------------------------------------------------------------

*Russell 3000 Value Index.
**Wilshire 5000 Index.
+Annualized.

VISIT OUR WEBSITE AT VANGUARD.COM FOR REGULARLY UPDATED FUND INFORMATION.

--------------------------------------------------------------------------------
GLOSSARY OF INVESTMENT TERMS
--------------------------------------------------------------------------------

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.
--------------------------------------------------------------------------------

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.
--------------------------------------------------------------------------------

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or depositary receipts of companies based outside the United States.
--------------------------------------------------------------------------------

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.
--------------------------------------------------------------------------------

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.
--------------------------------------------------------------------------------

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.
--------------------------------------------------------------------------------

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.
--------------------------------------------------------------------------------

SHORT-TERM RESERVES. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.
--------------------------------------------------------------------------------

TURNOVER  RATE. An indication of the fund's  trading  activity.  Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors).
--------------------------------------------------------------------------------

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of income provided by securities in the index.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
AS OF 3/31/2004
PERFORMANCE SUMMARY

ALL OF THE RETURNS IN THIS REPORT REPRESENT PAST PERFORMANCE, WHICH IS NOT A GUARANTEE OF FUTURE RESULTS THAT MAY BE ACHIEVED BY THE FUND. (FOR THE PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, WHICH MAY BE HIGHER OR LOWER THAN THAT CITED, VISIT OUR WEBSITE AT WWW.VANGUARD.COM.) NOTE, TOO, THAT BOTH INVESTMENT RETURNS AND PRINCIPAL VALUE CAN FLUCTUATE WIDELY, SO AN INVESTOR'S SHARES, WHEN SOLD, COULD BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.
--------------------------------------------------------------------------------

CAPITAL VALUE FUND
--------------------------------------------------------------------------------
FISCAL-YEAR TOTAL RETURNS (%) DECEMBER 17, 2001*-MARCH 31, 2004

                           CAPITAL VALUE FUND           RUSSELL 3000 VALUE INDEX
2002                                    -33.2                              -20.1
2003                                     36.8                               24.9
2004**                                   17.5                               18.2
--------------------------------------------------------------------------------
*Inception.
**Six months ended March 31, 2004.
Note: See Financial Highlights table on page 18 for dividend and capital gains information.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS FOR PERIODS ENDED MARCH 31, 2004

                                                           SINCE INCEPTION
                                                ONE   --------------------------
                          INCEPTION DATE       YEAR  CAPITAL   INCOME      TOTAL
--------------------------------------------------------------------------------
Capital Value Fund            12/17/2001     51.89%    2.45%    0.70%      3.15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
ABOUT YOUR FUND'S EXPENSES
--------------------------------------------------------------------------------

We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund's costs in two ways:

* ACTUAL FUND RETURN. This section helps you to estimate the actual expenses that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

     To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $ 1,000 = 8.6), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

* HYPOTHETICAL 5% RETURN. This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had a return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case--because the return used is not the fund's actual return--the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

--------------------------------------------------------------------------------
SIX MONTHS ENDED MARCH 31, 2004
                                          BEGINNING         ENDING      EXPENSES
                                      ACCOUNT VALUE  ACCOUNT VALUE   PAID DURING
CAPITAL VALUE FUND                        9/30/2003      3/31/2004       PERIOD*
--------------------------------------------------------------------------------
Actual Fund Return                           $1,000         $1,175         $2.94
Hypothetical 5% Return                        1,000          1,047          2.76
--------------------------------------------------------------------------------
*Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 366.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund's low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a "sales load."

--------------------------------------------------------------------------------
ANNUALIZED EXPENSE RATIOS:
YOUR FUND COMPARED WITH ITS PEER GROUP
                                                                     AVERAGE
                                               FUND                MULTI-CAP
                                            EXPENSE               VALUE FUND
                                              RATIO            EXPENSE RATIO
--------------------------------------------------------------------------------
Capital Value Fund                            0.55%                   1.46%*
--------------------------------------------------------------------------------
*Peer-group ratio captures data through year-end 2003.

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund's expenses, including annual expense ratios since inception, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

--------------------------------------------------------------------------------
AS OF 3/31/2004
FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------
STATEMENT OF NET ASSETS

This Statement provides a detailed list of the fund's holdings, including each security's market value on the last day of the reporting period. Securities are grouped and subtotaled by asset type (common stocks, bonds, etc.) and by industry sector. Other assets are added to, and liabilities are subtracted from, the value of Total Investments to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

At the end of the Statement of Net Assets, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid-in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date, but may differ because certain investments or transactions may be treated differently for financial statement and tax purposes. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL VALUE FUND                                       SHARES            (000)
--------------------------------------------------------------------------------
COMMON STOCKS (99.2%)
--------------------------------------------------------------------------------
AUTO & TRANSPORTATION (7.8%)
  Compagnie Generale
    des Etablissements
    Michelin Class B                                    195,221         $  8,843
  Werner Enterprises, Inc.                              307,200            5,821
  Canadian National Railway Co.                         136,950            5,386
* Pinnacle Airlines Corp.                               324,900            4,321
* ExpressJet Holdings, Inc.                             205,000            2,550
  USF Corp.                                              71,100            2,433
* Continental Airlines, Inc. Class B                    177,000            2,218
* Northwest Airlines Corp. Class A                      162,000            1,638
                                                                        --------
                                                                          33,210
                                                                        --------
CONSUMER DISCRETIONARY (10.7%)
  Foot Locker, Inc.                                     370,000            9,546
  Ross Stores, Inc.                                     282,900            8,660
* Time Warner, Inc.                                     441,400            7,442
  TJX Cos., Inc.                                        278,000            6,828
  Gannett Co., Inc.                                      53,800            4,742
  CBRL Group, Inc.                                      110,400            4,376
* Accenture Ltd.                                        106,300            2,636
  Blockbuster Inc. Class A                               96,000            1,680
                                                                        --------
                                                                          45,910
                                                                        --------
CONSUMER STAPLES (0.4%)
* Dean Foods Co.                                         52,550            1,755
                                                                        --------
FINANCIAL SERVICES (24.8%)
  BANKS--OUTSIDE NEW YORK CITY (4.4%)
  Bank of America Corp.                                  74,400            6,025
  UnionBanCal Corp.                                      90,700            4,752
  FleetBoston Financial Corp.                           103,900            4,665
  Hibernia Corp. Class A                                144,100            3,385

  DIVERSIFIED FINANCIAL SERVICES (8.3%)
  Citigroup, Inc.                                       433,900           22,433
  CIT Group Inc.                                        205,300            7,812
  Morgan Stanley                                         42,500            2,435
  Marsh & McLennan Cos., Inc.                            46,900            2,171
  Promise Co. Ltd.                                       10,850              746

  FINANCE COMPANIES (0.3%)
  Capital One Financial Corp.                            15,400            1,162

  FINANCIAL MISCELLANEOUS (3.9%)
  Fannie Mae                                            165,750           12,323
  Radian Group, Inc.                                     48,400            2,062
  Freddie Mac                                            32,200            1,902
  MBNA Corp.                                             14,900              412

  INSURANCE--MULTILINE (3.0%)
  Reinsurance Group of
    America, Inc.                                       119,700            4,904

--------------------------------------------------------------------------------
                                                                          MARKET
                                                                          VALUE*
CAPITAL VALUE FUND                                       SHARES            (000)
--------------------------------------------------------------------------------
  The Hartford Financial
  Services Group Inc.                                    65,600         $  4,179
  Arthur J. Gallagher & Co.                             116,200            3,785

  INSURANCE--PROPERTY-CASUALTY (4.3%)
  RenaissanceRe Holdings Ltd.                           178,700            9,292
  ACE Ltd.                                              166,100            7,086
  IPC Holdings Ltd.                                      43,900            1,729
  Travelers Property Casualty
  Corp. Class B                                           6,438              111
  Travelers Property Casualty
  Corp. Class A                                           3,850               66

  SAVINGS & LOAN (0.6%)
  Washington Mutual, Inc.                                59,600            2,545
                                                                        --------
                                                                         105,982
                                                                        --------
HEALTH CARE (11.5%)
  Wyeth                                                 225,900            8,483
  Aventis SA ADR                                         87,700            6,744
  Oxford Health Plans, Inc.                             136,700            6,678
  Pfizer Inc.                                           188,160            6,595
* Health Net Inc.                                       254,000            6,332
  HCA Inc.                                              105,700            4,294
* Anthem, Inc.                                           43,000            3,898
  Abbott Laboratories                                    69,600            2,861
  GlaxoSmithKline PLC ADR                                50,700            2,025
  Merck & Co., Inc.                                      25,100            1,109
                                                                        --------
                                                                          49,019
                                                                        --------
INTEGRATED OILS (2.3%)
  Petrol Brasil Series A ADR                            250,000            7,385
  Royal Dutch Petroleum Co. ADR                          48,000            2,284
                                                                        --------
                                                                           9,669
                                                                        --------
OTHER ENERGY (3.3%)
* IHC Caland NV                                         113,105            5,828
  EnCana Corp.                                           62,965            2,715
  Peabody Energy Corp.                                   50,000            2,325
  Talisman Energy, Inc.                                  37,600            2,217
  Devon Energy Corp.                                     16,000              930
                                                                        --------
                                                                          14,015
                                                                        --------
MATERIALS & PROCESSING (15.5%)
  Alcoa Inc.                                            316,000           10,962
  Rinker Group Ltd.                                   2,035,592           10,801
* Pactiv Corp.                                          437,900            9,743
* WCI Communities, Inc.                                 304,100            7,612
  Smurfit-Stone Container Corp.                         261,112            4,593
  Bunge Ltd.                                            108,600            4,368
  Engelhard Corp.                                       113,700            3,398
  Huhtamaeki Oyj                                        268,000            3,396
  Bombardier Inc. Class B                               715,788            3,241
  IMC Global Inc.                                       173,800            2,485
  Aracruz Celulose SA ADR                                52,600            2,012
  Sappi Ltd. ADR                                        142,200            1,941
  Praxair, Inc.                                          40,000            1,485
  Packaging Corp. of America                             22,200              501
                                                                        --------
                                                                          66,538
                                                                        --------
PRODUCER DURABLES (4.7%)
* Toll Brothers, Inc.                                   100,100            4,548
  KB HOME                                                47,700            3,854
* United Defense Industries Inc.                        107,800            3,427
* Axcelis Technologies, Inc.                            301,200            3,349
* Teradyne, Inc.                                        133,400            3,179
  MDC Holdings, Inc.                                     20,610            1,451
* Varian Semiconductor
    Equipment Associates, Inc.                           11,100              466
                                                                        --------
                                                                          20,274
                                                                        --------
TECHNOLOGY (9.3%)
  International Business
    Machines Corp.                                      134,700           12,371
  Microsoft Corp.                                       245,900            6,140
* Arrow Electronics, Inc.                               196,200            4,995
* Flextronics International Ltd.                        198,600            3,420
* Unisys Corp.                                          227,600            3,250
* BearingPoint, Inc.                                    296,800            3,182
* Vishay Intertechnology, Inc.                          114,800            2,450
  Seagate Technology                                    137,000            2,210
* Avnet, Inc.                                            62,700            1,535
                                                                        --------
                                                                          39,553
                                                                        --------
UTILITIES (3.6%)
* Comcast Corp. Special Class A                         438,600           12,228
* Cox Communications, Inc. Class A                       57,600            1,820
* Nextel Communications, Inc.                            34,500              853
* McLeod USA Inc.                                       465,220              693
                                                                        --------
                                                                          15,594
                                                                        --------
OTHER (5.3%)
  Tyco International Ltd.                               629,700           18,041
  Eaton Corp.                                            80,800            4,540
                                                                        --------
                                                                          22,581
                                                                        --------
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS
  (Cost $361,965)                                                        424,100
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           FACE           MARKET
                                                         AMOUNT           VALUE*
                                                          (000)            (000)
--------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (1.0%)
--------------------------------------------------------------------------------
REPURCHASE AGREEMENTS
UBS Securities LLC
  1.00%, 4/1/2004                                        $2,385          $ 2,385
  (Dated 3/31/2004,
  Repurchase Value $2,385,000,
  collateralized by U.S. Treasury Bond
  6.25%, 5/15/2030)
Collateralized by U.S. Government
  Obligations in a Pooled Cash Account
  1.04%, 4/1/2004--Note G                                 1,777            1,777
--------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
  (Cost $4,162)                                                            4,162
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.2%)
  (Cost $366,127)                                                        428,262
--------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.2%)
--------------------------------------------------------------------------------
Other Assets--Note C                                                       2,001
Security Lending Collateral
  Payable to Brokers--Note G                                             (1,777)
Other Liabilities                                                        (1,133)
                                                                        --------
                                                                           (909)
                                                                        --------
--------------------------------------------------------------------------------
NET ASSETS (100%)
--------------------------------------------------------------------------------
Applicable to 40,444,641 outstanding $.001
  par value shares of beneficial interest
  (unlimited authorization)                                             $427,353
================================================================================
NET ASSET VALUE PER SHARE                                                 $10.57
================================================================================
*See Note A in Notes to Financial Statements.
*Non-income-producing security.
ADR--American Depositary Receipt.


--------------------------------------------------------------------------------

                                                         AMOUNT              PER
                                                          (000)            SHARE
--------------------------------------------------------------------------------
AT MARCH 31, 2004, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
Paid-in Capital                                        $404,781          $10.01
Undistributed Net
  Investment Income                                         493             .01
Accumulated Net
  Realized Losses                                       (40,056)           (.99)
Unrealized Appreciation                                  62,135            1.54
--------------------------------------------------------------------------------
NET ASSETS                                             $427,353           $10.57
================================================================================
See Note E in Notes to Financial Statements for the tax-basis components of net assets.

STATEMENT OF OPERATIONS

This Statement shows the types of income earned by the fund during the reporting period, and details the operating expenses charged to the fund. These expenses directly reduce the amount of investment income available to pay to shareholders as income dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) of investments during the period.

--------------------------------------------------------------------------------
                                                              CAPITAL VALUE FUND
                                                 SIX MONTHS ENDED MARCH 31, 2004
                                                                           (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
  Dividends                                                           $   2,284
  Interest                                                                   49
  Security Lending                                                            7
--------------------------------------------------------------------------------
    Total Income                                                          2,340
--------------------------------------------------------------------------------
EXPENSES
  Investment Advisory Fees--Note B
    Basic Fee                                                               430
    Performance Adjustment                                                   --
  The Vanguard Group--Note C
    Management and Administrative                                           552
    Marketing and Distribution                                               27
  Custodian Fees                                                              3
  Shareholders' Reports                                                       9
--------------------------------------------------------------------------------
    Total Expenses                                                        1,021
    Expenses Paid Indirectly--Note D                                        (60)
--------------------------------------------------------------------------------
    Net Expenses                                                            961
--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                     1,379
--------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS) ON INVESTMENT SECURITIES SOLD                    7,268
--------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
  OF INVESTMENT SECURITIES                                               45,269
--------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS       $  53,916
================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how the fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement.

-----------------------------------------------------------------------------------------------------
                                                                              Capital Value Fund
                                                                        -----------------------------
                                                                         Six Months       Year Ended
                                                                              Ended        Sept. 30,
                                                                      Mar. 31, 2004             2003
                                                                              (000)            (000)
-----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
  Net Investment Income                                                 $     1,379      $     1,848
  Realized Net Gain (Loss)                                                    7,268          (10,823)
  Change in Unrealized Appreciation (Depreciation)                           45,269           77,637
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Net Assets Resulting from Operations          53,916           68,662
-----------------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Net Investment Income                                                      (2,152)          (1,905)
  Realized Capital Gain                                                          --               --
-----------------------------------------------------------------------------------------------------
    Total Distributions                                                      (2,152)          (1,905)
-----------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS1
  Issued                                                                    132,777           96,024
  Issued in Lieu of Cash Distributions                                        1,982            1,790
  Redeemed                                                                  (50,700)         (59,697)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) from Capital Share Transactions                  84,059           38,117
-----------------------------------------------------------------------------------------------------
  Total Increase (Decrease)                                                 135,823          104,874
-----------------------------------------------------------------------------------------------------
NET ASSETS
  Beginning of Period                                                       291,530          186,656
-----------------------------------------------------------------------------------------------------
  End of Period                                                         $   427,353      $   291,530
=====================================================================================================

1Shares Issued (Redeemed)
  Issued                                                                     12,961           11,682
  Issued in Lieu of Cash Distributions                                          195              245
  Redeemed                                                                   (4,930)          (7,647)
-----------------------------------------------------------------------------------------------------
    Net Increase (Decrease) in Shares Outstanding                             8,226            4,280
====================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes the fund's investment results and distributions to shareholders on a per-share basis. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.


CAPITAL VALUE FUND
----------------------------------------------------------------------------------------------
                                                           SIX MONTHS        YEAR    DEC. 17,
                                                                ENDED       ENDED    2001* TO
                                                             MAR. 31,   SEPT. 30,   SEPT. 30,
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                   2004        2003        2002
----------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                            $9.05       $6.68      $10.00
----------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
  Net Investment Income                                           .03         .06         .05
  Net Realized and Unrealized Gain (Loss) on Investments         1.55        2.38       (3.37)
----------------------------------------------------------------------------------------------
    Total from Investment Operations                             1.58        2.44       (3.32)
----------------------------------------------------------------------------------------------
DISTRIBUTIONS
  Dividends from Net Investment Income                           (.06)       (.07)         --
  Distributions from Realized Capital Gains                        --          --          --
----------------------------------------------------------------------------------------------
    Total Distributions                                          (.06)       (.07)         --
----------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                 $10.57       $9.05       $6.68
==============================================================================================
TOTAL RETURN                                                   17.49%      36.78%     -33.20%
==============================================================================================

RATIOS/SUPPLEMENTAL DATA
  Net Assets, End of Period (Millions)                           $427        $292        $187
  Ratio of Total Expenses to Average Net Assets**              0.55%+       0.53%       0.54%+
  Ratio of Net Investment Income to Average Net Assets         0.74%+       0.82%       0.77%+
  Portfolio Turnover Rate                                        36%+         40%         40%
==============================================================================================

*Inception.
**Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.05%), and 0.00%.
+Annualized.




SEE ACCOMPANYING NOTES, WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

Vanguard Capital Value Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. SECURITY VALUATION: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official  closing  prices  taken  from the  primary  market  in which  each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund's pricing time but after the close of the securities' primary markets, are valued by methods deemed by the board of trustees to represent fair value. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value.

2. REPURCHASE AGREEMENTS: The fund, along with other members of The Vanguard Group, transfers uninvested cash balances to a pooled cash account, which is invested in repurchase agreements secured by U.S. government securities. The fund may also invest directly in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. FEDERAL INCOME TAXES: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4.   DISTRIBUTIONS:   Distributions   to   shareholders   are  recorded  on  the
     ex-dividend date.

5. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. Wellington Management Company, llp, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on performance since December 31, 2001, relative to the Wilshire 5000 Total Market Index. For the six months ended March 31, 2004, the investment advisory fee represented an effective annual basic rate of 0.23% of the fund's average net assets with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2004, the fund had contributed capital of $63,000 to Vanguard (included in Other Assets), representing 0.01% of the fund's net assets and 0.06% of Vanguard's capitalization. The fund's trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund's management and administrative expenses. For the six months ended March 31, 2004, these arrangements reduced the fund's expenses by $60,000 (an annual rate of 0.03% of average net assets).

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund's tax-basis capital gains and losses are determined only at the end of each fiscal year. For tax purposes, at September 30, 2003, the fund had available realized losses of $47,324,000 to offset future net capital gains of $36,763,000 through September 30, 2011, and $10,561,000 through September 30, 2012. The fund will use these capital losses to offset net taxable capital gains, if any, realized during the year ending September 30, 2004; should the fund realize net capital losses for the year, the losses will be added to the loss carryforward balances above.

At March 31, 2004, net unrealized appreciation of investment securities for tax purposes was $62,135,000, consisting of unrealized gains of $67,741,000 on securities that had risen in value since their purchase and $5,606,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2004, the fund purchased $149,116,000 of investment securities and sold $64,828,000 of investment securities other than temporary cash investments.

G. The market value of securities on loan to broker/dealers at March 31, 2004, was $1,636,000, for which the fund held cash collateral of $1,777,000. The fund invests cash collateral received in repurchase agreements, and records a liability for the return of the collateral, during the period the securities are on loan.

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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                                       21

--------------------------------------------------------------------------------
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--------------------------------------------------------------------------------

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Put your IRA on autopilot by taking advantage of Vanguard's Automatic Investment
Plan. Your IRA contributions will be deducted from your bank account on a schedule of your choosing, making retirement investing a healthy habit.

CONSIDER COST
The owners of low-cost investments keep a larger portion of their gross returns than the owners of high-cost investments. Over the long term, avoiding costlier mutual funds and brokerage commissions could significantly boost your retirement savings. Our low costs are one reason a Vanguard IRA(R) is such a smart choice.

REQUEST A DIRECT ROLLOVER WHEN YOU CHANGE JOBS
Don't spend your retirement assets before you've retired. When you change jobs, roll your 401(k) or other employer-sponsored retirement plan assets directly into your IRA.
If you have questions about your IRA, want to transfer an IRA from another institution to Vanguard, or need help with any other IRA transaction, call our Retirement Resource Center at 1-800-205-6189 or visit VANGUARD.COM. You can open or fund your IRA on our website and have a confirmation in your hand within minutes.

THE VANGUARD(R)FAMILY OF FUNDS


STOCK FUNDS
500 Index Fund
Calvert Social Index Fund
Capital Opportunity Fund
Capital Value Fund
Convertible Securities Fund
Developed Markets Index Fund
Dividend Growth Fund
Emerging Markets Stock Index Fund
Energy Fund
Equity Income Fund
European Stock Index Fund
Explorer(TM) Fund
Extended Market Index Fund
Global Equity Fund
Growth and Income Fund
Growth Equity Fund
Growth Index Fund
Health Care Fund
Institutional Developed Markets Index Fund
Institutional Index Fund
Institutional Total Stock Market Index Fund
International Explorer(TM) Fund
International Growth Fund
International Value Fund
Mid-Cap Growth Fund
Mid-Cap Index Fund
Morgan(TM) Growth Fund
Pacific Stock Index Fund
Precious Metals Fund
PRIMECAP Fund
REIT Index Fund
Selected Value Fund
Small-Cap Growth Index Fund
Small-Cap Index Fund
Small-Cap Value Index Fund
Strategic Equity Fund
Tax-Managed Capital Appreciation Fund
Tax-Managed Growth and Income Fund
Tax-Managed International Fund
Tax-Managed Small-Cap Fund
Total International Stock Index Fund
Total Stock Market Index Fund
U.S. Growth Fund
U.S. Sector Index Funds:
  Consumer Discretionary Index
  Consumer Staples Index
  Financials Index
  Health Care Index
  Information Technology Index
  Materials Index
  Utilities Index
U.S. Value Fund
Value Index Fund
Windsor(TM) Fund
Windsor(TM) II Fund


BALANCED FUNDS
Asset Allocation Fund
Balanced Index Fund
LifeStrategy(R) Conservative Growth Fund
LifeStrategy(R) Growth Fund
LifeStrategy(R) Income Fund
LifeStrategy(R) Moderate Growth Fund
STAR(R) Fund
Target Retirement Funds:
  Retirement Income
  Retirement 2005
  Retirement 2015
  Retirement 2025
  Retirement 2035
  Retirement 2045
Tax-Managed Balanced Fund
Wellesley(R) Income Fund
Wellington(TM) Fund


BOND FUNDS
GNMA Fund
High-Yield Corporate Fund
High-Yield Tax-Exempt Fund
Inflation-Protected Securities Fund
Institutional Total Bond Market Index Fund
Insured Long-Term Tax-Exempt Fund
Intermediate-Term Bond Index Fund
Intermediate-Term Corporate Fund
Intermediate-Term Tax-Exempt Fund
Intermediate-Term Treasury Fund
Limited-Term Tax-Exempt Fund
Long-Term Bond Index Fund
Long-Term Corporate Fund
Long-Term Tax-Exempt Fund
Long-Term Treasury Fund
Short-Term Bond Index Fund
Short-Term Corporate Fund
Short-Term Federal Fund
Short-Term Tax-Exempt Fund
Short-Term Treasury Fund
State Tax-Exempt Bond Funds
  (California, Florida, Massachusetts,
  New Jersey, New York, Ohio,
  Pennsylvania)
Total Bond Market Index Fund


MONEY MARKET FUNDS
Admiral(TM) Treasury Money Market Fund
Federal Money Market Fund
Prime Money Market Fund
State Tax-Exempt Money Market Funds
  (California, New Jersey,
  New York, Ohio, Pennsylvania)
Tax-Exempt Money Market Fund
Treasury Money Market Fund


VARIABLE ANNUITY
Balanced Portfolio
Capital Growth Portfolio
Diversified Value Portfolio
Equity Income Portfolio
Equity Index Portfolio
Growth Portfolio
High Yield Bond Portfolio
International Portfolio
Mid-Cap Index Portfolio
Money Market Portfolio
REIT Index Portfolio
Short-Term Corporate Portfolio
Small Company Growth Portfolio
Total Bond Market Index Portfolio
Total Stock Market Index Portfolio

For more information, visit www.vanguard.com, or call 800-662-7447 for Vanguard funds and 800-522-5555 for Vanguard annuity products, to obtain fund and annuity contract prospectuses. Investment objectives, risks, charges, expenses, and other important information are contained in the prospectuses; consider and read them carefully before investing.

THE PEOPLE WHO GOVERN YOUR FUND
--------------------------------------------------------------------------------
The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard(R) funds and provides services to them on an at-cost basis.

A majority of Vanguard's board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of
--------------------------------------------------------------------------------

                  POSITION(S) HELD WITH
NAME              FUND (NUMBER OF
(YEAR OF BIRTH)   VANGUARD FUNDS
TRUSTEE/OFFICER   OVERSEEN BY
SINCE             TRUSTEE/OFFICER)     PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
JOHN J. BRENNAN*  Chairman of the      Chairman of the Board, Chief Executive Officer, and Director/Trustee
(1954)            Board, Chief         of The Vanguard Group, Inc., and of each of the investment companies
May 1987          Executive Officer,   served by The Vanguard Group.
                  and Trustee
                  (129)
------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES

CHARLES D. ELLIS  Trustee              The Partners of '63 (pro bono ventures in education); Senior Advisor
(1937)            (129)                to Greenwich Associates (international business strategy consulting);
January 2001                           Successor Trustee of Yale University; Overseer of the Stern School of
                                       Business at New York University; Trustee of the Whitehead Institute
                                       for Biomedical Research.
------------------------------------------------------------------------------------------------------------
RAJIV L. GUPTA    Trustee              Chairman and Chief Executive Officer (since October 1999), Vice
(1945)            (129)                Chairman (January-September 1999), and Vice President (prior to
December 2001                          September 1999) of Rohm and Haas Co. (chemicals); Director of
                                       Technitrol, Inc. (electronic components), and Agere Systems
                                       (communications components); Board Member of the American Chemistry
                                       Council; and Trustee of Drexel University.
------------------------------------------------------------------------------------------------------------
JOANN HEFFERNAN   Trustee              Vice President, Chief Information Officer, and Member of the
HEISEN            (129)                Executive Committee of Johnson & Johnson (pharmaceuticals/consumer
(1950)                                 products); Director of the Medical Center at Princeton and Women's
July 1998                              Research and Education Institute.
------------------------------------------------------------------------------------------------------------
BURTON G. MALKIEL Trustee              Chemical Bank Chairman's Professor of Economics,Princeton University;
(1932)            (127)                Director of Vanguard Investment Series plc (Irish investment fund)
May 1977                               (since November 2001), Vanguard Group (Ireland)Limited (Irish investment management firm)(since November 2001),Prudential Insurance
                                       Co. of America, BKF Capital (investment management), The Jeffrey Co.
                                       (holding company), and NeuVis, Inc.(software company).
------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
the funds. Among board members' responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee's retirement, resignation, or death; or otherwise as specified in the fund's organizational documents. Any trustee may be removed at a shareholders' meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.
--------------------------------------------------------------------------------

                      POSITION(S) HELD WITH
NAME                  FUND (NUMBER OF
(YEAR OF BIRTH)       VANGUARD FUNDS
TRUSTEE/OFFICER       OVERSEEN BY
SINCE                 TRUSTEE/OFFICER) PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS
------------------------------------------------------------------------------------------------------------
ALFRED M. RANKIN, JR. Trustee          Chairman, President, Chief Executive Officer, and Director of NACCO
(1941)                (129)            Industries, Inc. (forklift trucks/housewares/lignite); Director of
January 1993                           Goodrich Corporation (industrial products/aircraft systems and services); Director of Standard Products Company (supplier for the automotive industry) until 1998.
------------------------------------------------------------------------------------------------------------
J. LAWRENCE WILSON    Trustee          Retired Chairman and Chief Executive Officer of Rohm and Haas Co.
(1936)                (129)            (chemicals); Director of Cummins Inc. (diesel engines), The Mead
April 1985                             Corp. (paper products), and AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University.
------------------------------------------------------------------------------------------------------------
EXECUTIVE OFFICERS*

R. GREGORY BARTON     Secretary        Managing Director and General Counsel of The Vanguard Group, Inc.;
(1951)                (129)            Secretary of The Vanguard Group and of each of the investment
June 2001                              companies served by The Vanguard Group.
------------------------------------------------------------------------------------------------------------
THOMAS J. HIGGINS     Treasurer        Principal of The Vanguard Group, Inc.; Treasurer of each of the
(1957)                (129)            investment companies served by The Vanguard Group.
July 1998
------------------------------------------------------------------------------------------------------------
*Officers  of the funds are  "interested  persons" as defined in the  Investment
Company Act of 1940.

More  information   about  the  trustees  is  in  the  Statement  of  Additional
Information, available from The Vanguard Group.

------------------------------------------------------------------------------------------------------------
VANGUARD SENIOR MANAGEMENT TEAM

MORTIMER J. BUCKLEY, Information Technology.                   MICHAEL S. MILLER, Planning and Development.
JAMES H. GATELY, Investment Programs and Services.             RALPH K. PACKARD, Finance.
KATHLEEN C. GUBANICH, Human Resources.                         GEORGE U. SAUTER, Chief Investment Officer.
F. WILLIAM MCNABB, III, Client Relationship Group.
------------------------------------------------------------------------------------------------------------
JOHN C. BOGLE, Founder; Chairman and Chief Executive Officer, 1974-1996.
------------------------------------------------------------------------------------------------------------

                                                                          [SHIP]
                                                    [THE VANGUARD GROUP(R) LOGO]
                                                            POST OFFICE BOX 2600
                                                     VALLEY FORGE, PA 19482-2600

Vanguard, The Vanguard Group, Vanguard.com, Vanguard IRA, Admiral, Explorer, Morgan, LifeStrategy, PlainTalk, STAR, Wellesley, Wellington, Windsor, and the ship logo are trademarks of The Vanguard Group, Inc.

Standard & Poor's 500,  S&P 500,  and 500 are  trademarks  of The  McGraw-  Hill
Companies, Inc., and have been licensed for use by The Vanguard Group, Inc. Vanguard mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the funds.

Calvert Social Index is a trademark of Calvert Group, Ltd., and has been licensed for use by The Vanguard Group, Inc. Vanguard Calvert Social Index Fund is not sponsored, endorsed, sold, or promoted by Calvert Group, Ltd., and Calvert Group, Ltd., makes no representation regarding the advisability of investing in the fund.

All other marks are the exclusive property of their respective owners.

ABOUT OUR COVER
The photographs that appear on the cover of this report are copyrighted by Michael Kahn.

FOR MORE INFORMATION
This report is intended for the fund's shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by the current fund prospectus.
To  receive  a free  copy  of the  prospectus  or the  Statement  of  Additional
Information, or to request additional information about the fund or other Vanguard funds, please contact us at one of the adjacent telephone numbers or by e-mail through VANGUARD.COM. Prospectuses may also be viewed online.

You can obtain a free copy of Vanguard's proxy voting guidelines by visiting our website, www.vanguard.com, and searching for "proxy voting guidelines," or by calling 1-800-662-2739. They are also available from the SEC's website, www.sec.gov.

All comparative mutual fund data are from Lipper Inc. or Morningstar, Inc., unless otherwise noted.

WORLD WIDE WEB
www.vanguard.com

FUND INFORMATION
1-800-662-7447

DIRECT INVESTOR ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

TEXT TELEPHONE
1-800-952-3335

(C) 2004 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing
Corporation, Distributor.

Q3282 052004

Item 2: Not applicable.

Item 3: Not applicable.

Item 4: Not applicable.

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Controls. There were no significant changes in Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11: Exhibits.
        (a) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

       VANGUARD MALVERN FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

       VANGUARD MALVERN FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              JOHN J. BRENNAN*
          CHIEF EXECUTIVE OFFICER

Date:  May 10, 2004

       VANGUARD MALVERN FUNDS

BY:             (signature)
   ----------------------------------------
                (HEIDI STAM)
              THOMAS J. HIGGINS*
                TREASURER

Date:  May 10, 2004

*By Power of Attorney. See File Number 2-57689, filed on December 26, 2002. Incorporated by Reference.